Exhibit 1.01

 Data I/O Corporation’s Conflict Minerals Report

in Accordance with Rule 13p-1 under the Securities Exchange Act of 1934

This is the Conflict Minerals Report of Data I/O Corporation (“Data I/O,” the “Company,” “we,” “us,” or “our”) and subsidiaries for calendar year 2017 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”).  Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Company and Manufacturing Overview

Data I/O Corporation and its subsidiaries manufacture or contract to manufacture electronic equipment used primarily in our customer’s production process for semiconductor programming and handling.  We had approximately $34 million in revenue in 2017, with 103 employees at the end of 2017.  Our manufacturing takes place in Redmond, Washington USA; Shanghai, China; and Gräfelfing, Germany.  Our manufacturing primarily consists of final assembly of purchased parts and subassemblies.  We contract for the manufacture of certain subassemblies, boards and adapters.

Assessment of Products

We assessed our products to determine if they contained necessary conflict minerals.  We determined our software products did not contain conflict minerals.  Our equipment products (SentriX, PSV7000, PSV5000, PSV3000, ProLine RoadRunner, RoadRunner3, FlashPAK III, LumenX programmers, FlashCORE programmers, and related options for media handling, vision, laser marking, and adapters) all include one or more necessary conflict minerals.

Process

An internal team sponsored by our Vice President - Chief Operating & Financial Officer and driven by our internal supply chain and administrative personnel from each of our USA, China and German offices works to gather the information to prepare our Conflict Mineral Report.

We reviewed our conflict mineral policy and the use of a due diligence framework.  We developed a supplier contact and survey process and reviewed supply chain risk and mitigation.  We developed a documentation management information system and records retention to comply with the conflict mineral reporting requirements. Steps are described in more detail below.

Conflict Minerals Policy

Data I/O is committed to working with our global supply chain to achieve greater transparency in our supply chain.  Our goal is to source responsibly to manufacture products that do not contain Conflict Minerals that support armed conflict in any of the Covered Countries.  As a result, we have established a conflict minerals compliance program that is designed to follow the framework established by the OECD in all material respects.  As part of that program, we expect that our suppliers conduct conflict minerals due diligence through their supply chains and report their results to us.

Due Diligence Framework

In conducting our due diligence, we implemented the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD 2011) (“OECD Framework”), an internationally recognized due diligence frame work, including the related supplements on gold, tin, tantalum and tungsten.

As an electronics manufacturer, Data I/O’s due diligence measures were based on the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) initiative with the smelters and refiners of conflict minerals who provide those conflict minerals to our suppliers.  As a company in the semiconductor programming equipment business, Data I/O is several levels removed from the smelter or actual mining of conflict minerals.  Data I/O does not make purchases of raw ore or unrefined conflict minerals, makes no purchases from smelters or metal traders, and makes no purchases in the Covered Countries.  We depend entirely on our multi-tiered supply chain to provide conflict mineral sourcing information.

Data I/O’s Due Diligence

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Assessed our products as to whether they contained conflict minerals and if so, that the conflict minerals were necessary to the function of the products.  All of our equipment products contain one or more necessary conflict minerals.

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Contacted our suppliers and interviewed them regarding their conflict mineral sourcing as well as discussing their supply-chain for items including conflict minerals. This involved educating them on the annual SEC reporting requirements and our due diligence expectations.

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Reasonable country of origin inquiry and due diligence by conducting a supply-chain survey with direct suppliers of materials potentially containing conflict minerals using updated EICC/GeSI Conflict Minerals Reporting Template to identify the smelters and refiners. This included follow up on identified discrepancies of reported smelter information.

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Consolidating the survey information and comparing the smelters and refiners identified in the supply-chain survey against the list of smelter facilities which have been identified as “conflict free” by programs such as the EICC/GeSI Conflict Free Smelter (CFS) program for tantalum, tin, tungsten and gold. Significant variation in the names used by suppliers and increased survey volume of smelter listings from our suppliers impacted our ability to have clarity on the identity of the actual smelter sourced by our supply chain.

Data I/O does not have a direct relationship with 3TG smelters and refiners, nor do we perform direct audits of these entities that provide our supply chain the 3TG. We rely upon the industry (for example, EICC and CFSI) and larger entities’ efforts to influence smelters and refineries to get audited and certified through CFSI’s CFS program.

Certain suppliers were able to identify specifically the smelters or refiners of Conflict Minerals that went into parts supplied to us.  We were not able to receive tailored information relative to the parts we purchased but received generically all possible smelter information for our supplier’s entire supply chain. These responses included the names of smelters or refiners listed in the table below.  We reviewed the facilities as to being on the CFSI list of smelters and refiners.   We were not able to verify that all of the smelters or refiners named were certified Conflict-Free by CSFI, sometimes due to differences in names used by smelters or refiners.

With the exception of the responding suppliers described above, we are therefore unable to identify any of the other smelters or refiners actually in our supply chain.

Our identified smelter, facility country and metal table is provided at the bottom of this report.

Conflict Mineral Reporting Conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

Our conclusion was due to a lack of information from our suppliers, regarding sourcing of parts and metals with conflict mineral content, required to conclude whether the necessary conflict minerals originated in the Covered Countries and, if so, whether the necessary conflict minerals were from recycle or scrap sources, were DRC conflict free or have not been found to be DRC conflict free.

Independent Audit

Pursuant to SEC guidance, this Conflict Mineral Report is not audited as none of the Company’s products have been found to be “DRC conflict free”.

Current and Future Steps

We continue to follow up with existing and new suppliers on completing and expanding surveys and working with their supply chains to identify the sourcing of conflict minerals.  For the purpose of the required Reasonable Country of Origin Inquiry (RCOI) and additional due diligence, we continued to receive supply chain responses through April 15, 2018.  In future compliance periods, we intend to take additional steps to further improve the information gathered in our due diligence in order to further determine sourcing, and mitigate the risk that the necessary conflict minerals benefit armed groups in the covered countries.  The current and future steps include:

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Increase the response rate and completeness of suppliers’ smelters surveys, especially with the supply-chain of suppliers to our suppliers. (Our survey work and follow up resulted in a significant increase in smelters reported by supply chain for 2017)  Make the Conflict Minerals supplier survey part of initial qualification of new vendors. (This is in place in 2017.)

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Perform further follow-up on survey response’s information discrepancies  or refinement for our purchases. (Limited progress in getting refined smelter information or specific smelters related to Data I/O purchases information in 2017.)

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Encourage and negotiate with suppliers to responsibly source items containing conflict minerals and provide transparency with their supply-chain as to conflict mineral sourcing. (We continue to have weak negotiating leverage regarding obtaining smelter information from our from our suppliers, due to our size and volume of purchasing, and the volume of suppliers not individually subject to reporting to the SEC, resulted in limited transparency improvements in 2017.)

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Participate in contacting smelters identified as a result of the supply-chain survey and requesting their participation in a program such as the CFS program to obtain a “conflict free” designation. (We did not directly contact smelters in 2017.)

We expect the Company and our suppliers whose products contain conflict minerals to responsibly source and provide information as to the source of conflict minerals, as well as expecting their sub tier suppliers to do the same.  We expect that conflict mineral RCOI processes and systems are designed consistent with the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High Risk-Areas.  If we determine that any supplier is sourcing DRC conflict minerals that benefit armed groups, then we expect the supplier to commit to plan and take corrective action to move to a conflict free source.  If suitable action is not taken, we expect to look to alternative sources for the product.  Our goal is not to ban procurement of minerals from the DRC and adjoining countries, but to assure procurement from responsible sources in the region.  If we determine that any of the components of our products contain minerals from a mine, smelter or facility that is “non-conflict free”, we expect to work towards transitioning to products that are “conflict free”.  Our ability to do so is dependent on the criticality of the specific part and the availability of alternative suppliers.

Identified Smelter, Facility Country and Metal Table

Smelter Name	Smelter Country	Metal

Abington Reldan Metals, LLC	United States	Gold
Acade Metals Co.,LTD	UNITED STATES	Gold
Acade Noble Metal (Zhao Yuan) Corporation	CHINA	Gold
AcademyPreciousMetals(China)Co.,Ltd	CHINA	Gold
Advanced Chemical Company	UNITED STATES	Gold
Aida Chemical Industries Co. Ltd.	JAPAN	Gold
AIM Group (American Iron and Metal)	CANADA	Gold
Aktyubinsk Copper Company TOO	Kazakhstan	Gold
Al Etihad Gold	United Arab Emirates	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold
Alpha Metals (Cookson)	UNITED STATES	Gold
Alpha Metals Korea	KOREA, REPUBLIC OF	Gold
AngloGold Ashanti	Brazil	Gold
Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA	Gold
Aoki Laboratories Ltd	CHINA	Gold
Argor-Heraeus S.A.	SWITZERLAND	Gold
Asahi Pretec Corp.	JAPAN	Gold
Asahi Refining Canada Limited	CANADA	Gold
Asahi Refining USA Inc.	UNITED STATES	Gold
Asaka Riken Co Ltd	JAPAN	Gold
ASARCO LLC	UNITED STATES	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Gold
Atotech	GERMANY	Gold
AU Traders and Refiners	SOUTH AFRICA	Gold
Audiua, Escardida	CHILE	Gold
AURA-II	UNITED STATES OF AMERICA	Gold
Aurubis AG	GERMANY	Gold
Austin Powder	UNITED STATES	Gold
Axis Material Limited	JAPAN	Gold
Baiyin Nonferrous Group Co.,Ltd.	China	Gold
Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	Gold
BAKER (within circle atop triangle)	AUSTRALIA	Gold
Bangalore Refinery	INDIA	Gold
Bangalore Refinery Pvt Ltd	INDIA	Gold
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Gold
Batu Hijau Gold/Copper Mining	INDONESIA	Gold
Bauer Walser AG	GERMANY	Gold
Best Metais e Soldas S.A.	BRAZIL	Gold
Bingham Canyon	UNITED STATES	Gold
Boliden AB	SWEDEN	Gold
bolin Co.Ltd.of xi'an Univ.of Arch.&Tech	CHINA	Gold
Boston Metal	KOREA, REPUBLIC OF	Gold
C. Hafner GmbH + Co. KG	GERMANY	Gold
C.Uyemura & CO,.LTD	JAPAN	Gold
Caridad	MEXICO	Gold
CASA DA MOEDA DO BRASIL-CMB	BRAZIL	Gold
CCR Refinery - Glencore Canada Corporation	CANADA	Gold
CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA	Gold
Changzhou Chemical Research Institute Co. Ltd.	CHINA	Gold
Cheng Yang	TAIWAN	Gold
CHENGGONG TECHNOLOGY CO.,LTD.	UZBEKISTAN	Gold
Cheong Hing	CHINA	Gold
Chernan Technology co., ltd	TAIWAN	Gold
Chia Tai Co., Ltd. Kunshan	CHINA	Gold
Chimet S.p.A.	ITALY	Gold
China Gold International Resources Corp. Ltd	China	Gold
China Golddeal	CHINA	Gold
China Guangxi Liuzhou City, tin metal materials branch	CHINA	Gold
China Minmetals Ganzhou Tin Co. Ltd.	CHINA	Gold
China National Gold Group Corp.	CHINA	Gold
China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA	Gold
China Sino-Platinum Metals Co.,Ltd	CHINA	Gold
China's nonferrous mining group co., LTD	CHINA	Gold
CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN	Gold
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Gold
CHROMA NEW MATERIAL CORPORATION	TAIWAN	Gold
Chugai Mining	JAPAN	Gold
CLOUD HUNAN, CHENZHOU ORE SMELTS THE INFORMATION OF CONTACTING OF CO., LTD.	CHINA	Gold
CME Group	UNITED STATES	Gold
Codelco	CHILE	Gold
Colt Refining	UNITED STATES	Gold
COMPAGNIE DES METAUX PRECIEUX PARIS (CMP)	FRANCE	Gold
Conghua Tantalum and Niobium Smeltry	CHINA	Gold
Cookson Sempsa	CHINA	Gold
COOPERMETAL - Cooperative Metalurgica de Rondonia	BRAZIL	Gold
CRM	BRAZIL	Gold
CV Nurjanah	INDONESIA	Gold
CV Serumpun Sebalai	INDONESIA	Gold
CV United Smelting	INDONESIA	Gold
CV United Smelting	RUSSIAN FEDERATION	Gold
CV Venus Inti Perkasa	SINGAPORE	Gold
Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	Gold
DaeryongENC	KOREA, REPUBLIC OF	Gold
Daye Non-Ferrous Metals Mining Ltd.	CHINA	Gold
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Gold
Degussa	GERMANY	Gold
DEGUSSA CANADA LTD.	CANADA	Gold
Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Gold
DODUCO GmbH	GERMANY	Gold
Dong Guan Shi Jing	CHINA	Gold
Dongguan Cameroon Chemical Materials Co., Ltd	CHINA	Gold
Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA	Gold
Dongguan Standard Electronic Material.Co.,Ltd	CHINA	Gold
Dongguanshi Sutande Dianzi Cailiao Yoouxiange	CHINA	Gold
Dong-Wo Co., Ltd.	CHINA	Gold
Dowa	JAPAN	Gold
Dowa	UNITED STATES OF AMERICA	Gold
DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	Gold
Dujinshui zhihuan fanying	CHINA	Gold
Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA	Gold
DUOXIN	CHINA	Gold
EBARA-UDYLITE	CHINA	Gold
ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA	Gold
Eco-System Recycling Co., Ltd.	JAPAN	Gold
Edison plating technology CO.,LTD	CHINA	Gold
Ekaterinburg	RUSSIAN FEDERATION	Gold
electro metals	UNITED STATES	Gold
Elemetal Refining, LLC	UNITED STATES	Gold
Elmet S.L.U.	FRANCE	Gold
EM Vinto	PERU	Gold
Emirates Gold DMCC	UNITED ARAB EMIRATES	Gold
Empresa Metallurgica Vinto,Empressa Nacional de Fundiciones (ENAF),Complejo Metalurico Vinto S.A.	BOLIVIA	Gold
Enthone France	FRANCE	Gold
ENTHONE OMI	UNITED STATES	Gold
ERCEI	FRANCE	Gold
Estanho de Rondonia S.A.	JAPAN	Gold
Estanho de Rondônia S.A.	BRAZIL	Gold
Ethiopian Minerals Development Share Co.	ETHIOPIA	Gold
Exotech Inc.	UNITED STATES	Gold
F&X Electro-Materials Ltd.	CHINA	Gold
F&X Electro-Materials Ltd.	JAPAN	Gold
Faggi Enrico S.p.A.	ITALY	Gold
Feinhütte Halsbrücke GmbH	GERMANY	Gold
FENIX METALS Ltd.	POLAND	Gold
Ferro Corporation	UNITED STATES	Gold
Fidelity Printers and Refiners Ltd.	ZIMBABWE	Gold
FIR Metals & Resource Ltd.	SWITZERLAND	Gold
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Gold
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Gold
Funsur,Minsur Mines,Funsur Smelter,Minsur S.A. Tin Metal	PERU	Gold
Furukawa Company, Ltd.	JAPAN	Gold
G.L.D	KOREA, REPUBLIC OF	Gold
Galvano Hengelo B.V.	NETHERLANDS	Gold
Gansu Seemine Material Hi-Tech Co Ltd	China	Gold
Gauteng refinery	SOUTH AFRICA	Gold
GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Gold
Geib Refining Corporation	SWITZERLAND	Gold
Geib Refining Corporation	UNITED STATES	Gold
Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA	Gold
Gejiu Fengming Metallurgy Chemical Plant	JAPAN	Gold
Gejiu Kai Meng Industry and Trade LLC	RUSSIAN FEDERATION	Gold
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Gold
Gejiu Zi-Li	CHINA	Gold
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Gold
Global Advanced Metals Aizu	CHINA	Gold
Global Advanced Metals Boyertown	RUSSIAN FEDERATION	Gold
Gold and Siver Refining Strokes Ltd.	CHINA	Gold
Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Gold
Gong an ju	CHINA	Gold
GuangDdong JinDing high-tech materials company	CHINA	Gold
GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA	Gold
Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA	Gold
Guangdong Jinding Gold Limited	CHINA	Gold
Guangdong macro jin precious metal smelting	CHINA	Gold
Guangdong MingFa Precious Metal Co.,Ltd	CHINA	Gold
Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA	Gold
Guangdong Zhiyuan New Material Co., Ltd.	INDONESIA	Gold
Guangxi Pinggui PGMS Co Ltd	CHINA	Gold
GuangZHou Jin Ding	CHINA	Gold
GUANGZHOU KING'S HIGH-TECH MATERIALS	CHINA	Gold
GUANGZHOUHANYUAN ELECTRONIC TECH.CO.LTD	CHINA	Gold
Guixi Smelter	CHINA	Gold
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Gold
GWO CHERN INDUSTRIAL CO., LTD.	TAIWAN	Gold
H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS	CHINA	Gold
H.C. Starck Co., Ltd.	SWITZERLAND	Gold
H.C. Starck GmbH	GERMANY	Gold
H.C. Starck Inc.	SOUTH AFRICA	Gold
H.C. Starck Smelting GmbH & Co. KG	JAPAN	Gold
Hang Seng Technology	CHINA	Gold
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Gold
Hanhua jinshu	CHINA	Gold
Harima Smelter	JAPAN	Gold
Harmony Gold Mining Company Limited	South Africa	Gold
Harmony Gold Refinery	SOUTH AFRICA	Gold
Hawkins Inc	UNITED STATES	Gold
HE NAN SAN MEN XIA GOLD SMELTING PLANT	CHINA	Gold
Heesung Catalysts Corp.	KOREA, REPUBLIC OF	Gold
Heesung Metal (Shenzhen) Ltd	CHINA	Gold
Heesung Metal Ltd	AUSTRALIA	Gold
HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Gold
Heimerle + Meule GmbH	GERMANY	Gold
Henan Middle Plain Gold Smelt	CHINA	Gold
Henan San Men Xia	CHINA	Gold
Henan Yuguang Gold & Lead Co., Ltd.	CHINA	Gold
Heraeus Ltd. Hong Kong	CHINA	Gold
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Gold
HH HANDY & HARMAN REFINING GROUP	UNITED STATES	Gold
Hisikari Mine	JAPAN	Gold
HI-TEMP SPECIALTY METALS INCORPORATED	UNITED STATES	Gold
HMG	GERMANY	Gold
HML Hathaways Limited	CHINA	Gold
HOMESTAKE MINING COMPANY (HMC)	UNITED STATES	Gold
Hon Shen Co. Ltd	TAIWAN	Gold
Hong Da Qiu	CHINA	Gold
Hongkong Changxing group	CHINA	Gold
HONGQIAO METAL	CHINA	Gold
HonHai Precision Co., Ltd.	TAIWAN	Gold
Honorable Hardware Craft Product Limited Company	CHINA	Gold
Hop Hing electroplating factory Zhejiang	CHINA	Gold
House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL	Gold
HuaQing (ShenZhen) commerce company	CHINA	Gold
Hubei Sanxin Gold Copper Limited company	CHINA	Gold
HuiChang Hill Tin Industry Co., Ltd.	KOREA, REPUBLIC OF	Gold
Huichang Jinshunda Tin Co. Ltd	CHINA	Gold
Hunan Chenzhou Mining Co., Ltd.	CHINA	Gold
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	ITALY	Gold
Hundsun Technologies Inc.	CHINA	Gold
Hung Cheong Metal Manufacturing Limited	CHINA	Gold
Hutti Gold Company	INDIA	Gold
HwaSeong CJ Co. Ltd	Korea, Republic of	Gold
IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL	Gold
IES Technical Sales	UNITED STATES OF AMERICA	Gold
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Gold
inovan gmbh	GERMANY	Gold
Ishifuku Metal Industry Co., Ltd.	JAPAN	Gold
ISLAND GOLD REFINERY	CHINA	Gold
Istanbul Gold Refinery	TURKEY	Gold
Japan Mint	JAPAN	Gold
Japan New Metals Co., Ltd.	JAPAN	Gold
Japan Pure Chemcial	JAPAN	Gold
Jia Lung Corp	TAIWAN	Gold
JIANGSU SUE LARGE SPECIAL CHEMICAL REAGENT CO., LTD	CHINA	Gold
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Gold
Jiangxi Tuohong New Raw Material	NETHERLANDS	Gold
Jie sheng	CHINA	Gold
Jin Dong Heng	CHINA	Gold
Jin Jinyin refining company limited	CHINA	Gold
JinBao Electronic Co.,Ltd.	CHINA	Gold
Jinfeng Gold Mine Smelter	CHINA	Gold
Jinlong Copper Co., Ltd.	CHINA	Gold
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Gold
JM USA	UNITED STATES OF AMERICA	Gold
JOHNSON MATTHEY & PAUWELS (within an oval)	BELGIUM	Gold
JOHNSON MATTHEY LIMITED AUSTRALIA	AUSTRALIA	Gold
Johnson Matthey Pacific Limited	CHINA	Gold
Johnson Matthey Plc	UNITED KINGDOM	Gold
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	GERMANY	Gold
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Gold
JSC Uralectromed	RUSSIAN FEDERATION	Gold
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Gold
K.A Rasmussen AS	NORWAY	Gold
Kaloti Precious Metals	UNITED ARAB EMIRATES	Gold
Kanfort Industrial (Yantai)	CHINA	Gold
Kangqiang Electronics Co., Ltd	CHINA	Gold
Kazakhmys Smelting LLC	KAZAKHSTAN	Gold
Kee Shing	HONG KONG	Gold
Kennametal Fallon	UNITED STATES	Gold
Kennecott Utah Copper LLC	UNITED STATES	Gold
KGHM Polska Miedz Spolka Akcyjna	POLAND	Gold
King-Tan Tantalum Industry Ltd.	JAPAN	Gold
Kojima Chemicals Co., Ltd	JAPAN	Gold
Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Gold
Korea Zinc Co. Ltd.	Korea, Republic of	Gold
Kosak Seiren	JAPAN	Gold
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC	Gold
Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	Gold
KYOCERA Corporation	JAPAN	Gold
Kyrgyzaltyn JSC	KYRGYZSTAN	Gold
Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Gold
L' azurde Company For Jewelry	SAUDI ARABIA	Gold
Lee Iken	SWITZERLAND	Gold
LiBaoJia	CHINA	Gold
LIFU PRECIOUS METALS COMPANY LIMITED	CHINA	Gold
Lingbao Gold Co., Ltd.	CHINA	Gold
Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	Gold
Linglong Gold mine	CHINA	Gold
Linwu Xianggui Smelter Co	CHINA	Gold
LINXENS	FRANCE	Gold
LITTELFUSE	UNITED STATES	Gold
London Bullion Market Association	UNITED KINGDOM	Gold
L'Orfebre S.A.	ANDORRA	Gold
LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)	Gold
Luo yang Zijin Yinhui Metal Smelt Co Ltd	China	Gold
macderlun	CHINA	Gold
Magnu's Minerais Metais e Ligas Ltda.	CHINA	Gold
Malaysia Smelting Corporation (MSC)	MALAYSIA	Gold
Marsam Metals	BRAZIL	Gold
Materials Research Corp. (Praxair Inc.)	UNITED STATES	Gold
Materion	UNITED STATES	Gold
Matsuda Sangyo Co., Ltd.	JAPAN	Gold
Mead Metals	UNITED STATES	Gold
Melt Metais e Ligas S.A.	CHINA	Gold
Metahub Industries Sdn. Bhd.	MALAYSIA	Gold
Metal Do	JAPAN	Gold
METALLI PREZIOSI S.p.A. MILANO-AFFINAZIONE	ITALY	Gold
Metallic Resources Inc	UNITED STATES	Gold
Metallo Chimique	BELGIUM	Gold
Metallurgical Products India (Pvt.) Ltd.	INDIA	Gold
METALLURGIE HOBOKEN OVERPELT	BELGIUM	Gold
Metalor Germany	GERMANY	Gold
Metalor Technologies (Hong Kong) Ltd	CHINA	Gold
Metalor Technologies (Japan)	JAPAN	Gold
Metalor Technologies (Suzhou) Co Ltd	China	Gold
Metalor Technologies (Sweden) AB	SWEDEN	Gold
Metalor Technologies Ltd. (Suzhou)	CHINA	Gold
Metalor Technologies S.A.	SWITZERLAND	Gold
Metalor USA Refining Corporation	UNITED STATES	Gold
Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Gold
Mineracao Taboca S.A.	JAPAN	Gold
Minsur Mines	PERU	Gold
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA	Gold
MK electron	KOREA, REPUBLIC OF	Gold
MMTC-PAMP India Pvt., Ltd.	INDIA	Gold
Modeltech Sdn Bhd	MALAYSIA	Gold
Monopoly Ltd. Zhuhai toxic materials	CHINA	Gold
Morigin Company	JAPAN	Gold
Morris and Watson	NEW ZEALAND	Gold
Morris and Watson Gold Coast	AUSTRALIA	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
N.E. CHEMCAT CORPORATION	JAPAN	Gold
Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Gold
Nam Hing Industrial Laminate Ltd.	CHINA	Gold
NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA	Gold
Nathan Trotter & Co., Inc	UNITED STATES	Gold
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold
Neomax Hitachi	JAPAN	Gold
Ningbo Kangqiang	CHINA	Gold
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Gold
Nippon Micrometal Corporation	JAPAN	Gold
Nippon mining	UNITED STATES	Gold
Nippon Mining & Mtetals	JAPAN	Gold
NPM Silmet AS	JAPAN	Gold
NTET, Thailand	THAILAND	Gold
Nyrstar Metal	AUSTRALIA	Gold
OGM	SINGAPORE	Gold
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	Russian Federation	Gold
OMG Electrochemicals	UNITED STATES	Gold
OMSA - Operaciones Metalúrgicas S.A.	BOLIVIA	Gold
Orelec	FRANCE	Gold
Pan Pacific Copper Co. Ltd.	Japan	Gold
Pease & Curren	UNITED STATES OF AMERICA	Gold
Philippine Associated Smelting and Refining Corporation	PHILIPPINES	Gold
PJ-USA	AMERICAN SAMOA	Gold
Plansee Group	AUSTRIA	Gold
Planta Recuperadora de Metales SpA	CHILE	Gold
PM Sales Inc.	UNITED STATES	Gold
PMEC Guangdong Precious Metals Exchange	CHINA	Gold
Pogo Gold Mining	UNITED STATES	Gold
Poongsan Corporation	KOREA, REPUBLIC OF	Gold
Posco	KOREA, REPUBLIC OF	Gold
Power Resources Ltd.	CHINA	Gold
PRECIOUS METAL SALES CORP.	UNITED STATES	Gold
PT Artha Cipta Langgeng	INDONESIA	Gold
PT Babel Surya Alam Lestari	INDONESIA	Gold
PT DS Jaya Abadi	INDONESIA	Gold
PT Mitra Stania Prima	INDONESIA	Gold
PT Panca Mega Persada	INDONESIA	Gold
PT Refined Banka Tin	INDONESIA	Gold
PT Sariwiguna Binasentosa	INDONESIA	Gold
PT Stanindo Inti Perkasa	INDONESIA	Gold
PT Tambang Timah	INDONESIA	Gold
PT Tinindo Inter Nusa	INDONESIA	Gold
PT Yinchendo Mining Industry	INDONESIA	Gold
PX Precinox S.A.	SWITZERLAND	Gold
PYNMAX	TAIWAN	Gold
Realized the enterprise co. ltd.	CHINA	Gold
Remondis Argentia B.V.	NETHERLANDS	Gold
Republic Metals Corporation	UNITED STATES	Gold
Riotinto	UNITED STATES	Gold
Rohm & Haas Elec.	UNITED STATES	Gold
Rohm & Haas Elec. Mat'ls	SINGAPORE	Gold
Rongda	CHINA	Gold
Royal Canadian Mint	CANADA	Gold
rui sheng	INDONESIA	Gold
SA precious metals	SOUTH AFRICA	Gold
Sabin Metal Corp.	UNITED STATES	Gold
SAFINA A.S.	CZECH REPUBLIC	Gold
Sai Refinery	INDIA	Gold
Sai Refinery	INDIA	Gold
Samwon Metals Corp.	KOREA (REPUBLIC OF)	Gold
Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA	Gold
SAXONIA Edelmetalle GmbH	GERMANY	Gold
Schloetter Co. Ltd	UNITED KINGDOM	Gold
ScotiaMocatta, The Bank of Nova Scotia	CANADA	Gold
SEMPSA Joyeria Plateria S.A.	SPAIN	Gold
Sen Silver	JAPAN	Gold
SENJU METAL INDUSTRY CO.,LTD.	Japan	Gold
Senyin	JAPAN	Gold
Sewon Korea	KOREA, REPUBLIC OF	Gold
SGS BOLIVIA S.A.	BOLIVIA	Gold
Shan Dong Huangjin	CHINA	Gold
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Gold
Shandon Jin Jinyin Refining Limited	CHINA	Gold
Shandong Guoda gold Co., LTD.	CHINA	Gold
Shandong Humon Smelting Co., Ltd.	CHINA	Gold
Shandong Jun Mai Fu	CHINA	Gold
Shandong penglai gold smelter	CHINA	Gold
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	KAZAKHSTAN	Gold
Shandong Yanggu Xiangguang Co. Ltd.	CHINA	Gold
Shandong yantai recruit JinLi vice Co.,LTD	CHINA	Gold
Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	Gold
Shanghai Gold Exchange	CHINA	Gold
Shanghai Jiangxi Metals Co., Ltd	CHINA	Gold
Shanghai Jinsha Shiye Co.,Ltd.	CHINA	Gold
Shanghai Kyocera Electronics CO. LTD.	CHINA	Gold
SHAOXING TIANLONG TIN MATERIALS	CHINA	Gold
SHEN MAO SOLDER(M)SDN BHD	MALAYSIA	Gold
Shen Zhen Thousand Island Ltd.	CHINA	Gold
SHENGYI TECHNOLOGY.CO.,LTD	AUSTRALIA	Gold
shenzhen boshida sodering tininduustrial co,ltd	CHINA	Gold
shenzhen fujun material technology co ltd	CHINA	Gold
Shenzhen baoan district public security bureau	CHINA	Gold
Shenzhen Chemicals & light industry co., ltd	CHINA	Gold
Shenzhen fujun material technology co.,ltd	CHINA	Gold
Shenzhen hao hardware plastic co., LTD	CHINA	Gold
Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA	Gold
SHENZHEN KURIL METAL COMPANY	CHINA	Gold
SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY	CHINA	Gold
SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA	Gold
ShenZhen urban pubic bureau of China	CHINA	Gold
SHENZHEN ZHENGTIIANWEI TECHNDLOGZES.CO.LIMITED	CHINA	Gold
Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Gold
SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN	Gold
Shyolkovsky	RUSSIAN FEDERATION	Gold
Sindlhauser Materials GmbH	GERMANY	Gold
Singway Technology Co., Ltd.	TAIWAN	Gold
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA	Gold
So Accurate Group, Inc.	UNITED STATES	Gold
SOCIETE DE BANQUE SUISSE	FRANCE	Gold
Soft Metais, Ltda.	BRAZIL	Gold
Sojitz Corporation	JAPAN	Gold
Solar Applied Materials Technology Corp.	TAIWAN	Gold
Solikamsk Metal Works	RUSSIAN FEDERATION	Gold
Soochow University's	CHINA	Gold
South-East Nonferrous Metal Company Limited of Hengyang City	KOREA, REPUBLIC OF	Gold
Souzhou XingRui Noble	CHINA	Gold
Stender Electronic Materials Co., Ltd.	CHINA	Gold
STPI Group	FRANCE	Gold
Strain DS Force Shop	JAPAN	Gold
Sudan Gold Refinery	SUDAN	Gold
Sumisho	JAPAN	Gold
Suntain	TAIWAN	Gold
Super Dragon Technology Co., Ltd	TAIWAN	Gold
SuZhou ShenChuang recycling Ltd.	CHINA	Gold
Suzhou Xingrui Noble Metal Material Co. Ltd.	CHINA	Gold
Suzuki Kikinzoku Kako K.K.	JAPAN	Gold
T.C.A S.p.A	ITALY	Gold
Tai zhou chang san Jiao electron Co.,Ltd	CHINA	Gold
Taicang City Nancang Metal Material Co.,Ltd	CHINA	Gold
TAIZHOU CHANGSANJIAO CO.,LTD	CHINA	Gold
TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO.,LTD.	CHINA	Gold
Taizhou Delta Electronics Co., Ltd.	CHINA	Gold
TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	CHINA	Gold
TAIZHOU YANGTZE RIVER DELTA ELECTRONIC CO.,LTD	CHINA	Gold
Taki Chemical Co., Ltd.	JAPAN	Gold
Talcang City Nankang Metal Materila Co., Ltd	CHINA	Gold
Tamura	JAPAN	Gold
TECHNIC INC.	UNITED STATES	Gold
Tejing (Vietnam) Tungsten Co., Ltd.	ITALY	Gold
Telex	UNITED STATES	Gold
TENNANT METAL PTY LTD.	AUSTRALIA	Gold
Thailand Smelting & Refining Co., Ltd (Thaisarco)	THAILAND	Gold
The Hutti Gold Company	INDIA	Gold
The Refinery of Shandong Gold Mining Co. Ltd	CHINA	Gold
THE SHEFFIELD SMELTING CO. LTD.-LONDON & SHEFFIELD	UNITED KINGDOM	Gold
Tiancheng Chemical	CHINA	Gold
Tianjin Tianyuan Electronic Material Co., Ltd.	CHINA	Gold
Timah Company	INDONESIA	Gold
Tokumoto Honten	JAPAN	Gold
Tony Goetz NV	BELGIUM	Gold
TOO Tau-Ken-Altyn	KAZAKHSTAN	Gold
Torecom	KOREA, REPUBLIC OF	Gold
Tsai Brother industries	TAIWAN	Gold
UBS AG	SWITZERLAND	Gold
Umicore Brasil Ltda	BRAZIL	Gold
Umicore Galvanotechnik GmbH	GERMANY	Gold
Umicore Precious Metal Refining	UNITED STATES	Gold
Umicore Precious Metals Thailand	THAILAND	Gold
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Gold
Unecha Refractory metals plant	LITHUANIA	Gold
Uniforce Metal Industrial Corp.	HONG KONG	Gold
United Precious Metal Refining, Inc.	UNITED STATES	Gold
Universal Precious Metals Refining Zambia	ZAMBIA	Gold
Univertical International (Suzhou) Co., Ltd	CHINA	Gold
UYEMURA	UNITED STATES	Gold
Valcambi S.A.	SWITZERLAND	Gold
W.C. Heraeus GmbH	CANADA	Gold
WAM Technologies Taiwan Co.,Ltd.	TAIWAN	Gold
WANG TING	HONG KONG	Gold
WATANABE ELECTRIC	JAPAN	Gold
Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Gold
White Solder Metalurgia e Mineração Ltda.	BRAZIL	Gold
WIELAND Edelmetalle GmbH	GERMANY	Gold
Williams/ Williams Brewster	UNITED STATES	Gold
Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA	Gold
Worldtop	KOREA, REPUBLIC OF	Gold
Wuxi Middle Treasure Materials	CHINA	Gold
Wuzhong Group	CHINA	Gold
Xiamen Tungsten Co., Ltd	CHINA	Gold
XiHai - Liuzhou China Tin Group Co ltd - list as "China Tin"	CHINA	Gold
XINYE CO. LTD	CHINA	Gold
Xstrata Canada Corporation	SWITZERLAND	Gold
Yamamoto Precious Metal Co., Ltd.	JAPAN	Gold
Yamato Denki Ind. Co., Ltd.	JAPAN	Gold
YangTai ZHAOJIN Kanfort Precious Metal Co.，Ltd	CHINA	Gold
Yangzhou Genesis	CHINA	Gold
Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA	Gold
Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA	Gold
Yantai Zhaojinlufu	CHINA	Gold
Yichun Jin Yang Rare Metal Co., Ltd	CHINA	Gold
Yokohama Metal Co Ltd	JAPAN	Gold
Yoo Chang Metal Industries Co Ltd.	CHILE	Gold
Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA	Gold
Yunnan Chengfeng	China	Gold
YUNSIN	CHINA	Gold
Yuntinic Chemical GmbH	GERMANY	Gold
Yuntinic Resources	UNITED STATES	Gold
Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA	Gold
Zhaojin Lai Fuk	CHINA	Gold
ZhaoJin Mining Industry Co.,Ltd.	CHINA	Gold
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	Gold
Zhejiang Hexing Electroplating Company	CHINA	Gold
Zhejiang Suijin	CHINA	Gold
Zhongkuang Gold Industry Co., Ltd.	CHINA	Gold
ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA	Gold
ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD	CHINA	Gold
zhu de li	JAPAN	Gold
金昌 Jinchang	TAIWAN	Gold
A&M Minerals Ltd.	UNITED KINGDOM	Tantalum
A.L.M.T. Corp.	JAPAN	Tantalum
Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA	Tantalum
AGL	UNITED STATES	Tantalum
Alldyne Powder Technologies (ATI Firth Sterling) (Kennametal Huntsville)	UNITED STATES	Tantalum
Allegheny Ludlum, Bohler, Allvac, Outokumpu	UNITED STATES	Tantalum
Allgemeine Gold - und Silberscheideanstalt A.G.	GERMANY	Tantalum
ALMT	CHINA	Tantalum
Alpha Metals	UNITED STATES	Tantalum
AMG Advanced Metallurgical Group N.V.	BRAZIL	Tantalum
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Tantalum
ANHUI HERRMAN IMPEX CO.	CHINA	Tantalum
Asahi Pretec Corporation	JAPAN	Tantalum
Asaka Riken Co., Ltd.	JAPAN	Tantalum
Aurubis,Norddeutsche Affinererie AG	GERMANY	Tantalum
Avon Specialty Metals Ltd	UNITED KINGDOM	Tantalum
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Tantalum
Bauer-Walser AG	GERMANY	Tantalum
BÖHLER Schmiedetechn	AUSTRIA	Tantalum
Boliden Mineral AB	SWEDEN	Tantalum
Cabot Corporation	United States	Tantalum
CBMM	BRAZIL	Tantalum
Changsha South Tantalum Niobium Co., Ltd.	CHINA	Tantalum
China Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tantalum
China National Nonfe	CHINA	Tantalum
China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA	Tantalum
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tantalum
Companhia Industrial Fluminense	BRAZIL	Tantalum
Conghua Tantalum and Niobium Smeltry	CHINA	Tantalum
D Block Metals, LLC	UNITED STATES	Tantalum
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tantalum
Designed Alloy Produ	UNITED STATES	Tantalum
Doduco GmbH	GERMANY	Tantalum
Dr.-Ing. Max Schlötter GmbH & Co. KG	GERMANY	Tantalum
Duoluoshan	CHINA	Tantalum
E.S.R. Electronics	UNITED STATES	Tantalum
EMJ Los Angeles	UNITED STATES	Tantalum
Ethiopian Minerals Development Share Company	ETHIOPIA	Tantalum
Exotech Inc.	UNITED STATES	Tantalum
F&X Electro-Materials Ltd.	CHINA	Tantalum
FIR Metals & Resource Ltd.	CHINA	Tantalum
FOMBELL	UNITED STATES	Tantalum
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tantalum
Fujian Nanping	CHINA	Tantalum
Furuuchi chemical K.K.	JAPAN	Tantalum
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tantalum
Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA	Tantalum
Gejiu Zi-Li	CHINA	Tantalum
Global Advanced Metals	UNITED STATES	Tantalum
Global Advanced Metals Aizu	JAPAN	Tantalum
Gloria Material Technology	TAIWAN	Tantalum
GTP Corp.	UNITED STATES	Tantalum
Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum
Guixi smelting plant	CHINA	Tantalum
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Tantalum
H.C. Starck Co., Ltd.	THAILAND	Tantalum
H.C. Starck GmbH Goslar	GERMANY	Tantalum
H.C. Starck GmbH Laufenburg	GERMANY	Tantalum
H.C. Starck Group	GERMANY	Tantalum
H.C. Starck Hermsdorf GmbH	GERMANY	Tantalum
H.C. Starck Inc.	UNITED STATES	Tantalum
H.C. Starck Ltd.	JAPAN	Tantalum
H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tantalum
Haynes International	UNITED STATES	Tantalum
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Tantalum
Heyuan carbide co., LTD	CHINA	Tantalum
Hi-Temp	UNITED STATES	Tantalum
Hunan Chenzhou Mining Co., Ltd.	CHINA	Tantalum
Hunan Chenzhou Mining Group Co., Ltd.	CHINA	Tantalum
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA	Tantalum
Huntington Alloys Corp	UNITED STATES	Tantalum
IPS	FRANCE	Tantalum
Jade-Sterling	UNITED STATES	Tantalum
Japan New Metals Co., Ltd.	JAPAN	Tantalum
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Jiangxi Rare Earth Metals Tungsten Group Corp.	China	Tantalum
Jiangxi Tuohong New Raw Material	CHINA	Tantalum
Jiangxi Yichun	CHINA	Tantalum
Jinduicheng Molybdenum Co., Ltd	CHINA	Tantalum
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Tantalum
Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Tantalum
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Jonathan Ng	JAPAN	Tantalum
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tantalum
KEMET Blue Metals	MEXICO	Tantalum
Kemet Blue Powder	UNITED STATES	Tantalum
KEMET Blue Powder	UNITED STATES	Tantalum
Kennametal inc	UNITED STATES	Tantalum
King-Tan Tantalum Industry Ltd	CHINA	Tantalum
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC	Tantalum
Kyocera	GERMANY	Tantalum
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Tantalum
LSM Brasil S.A.	BRAZIL	Tantalum
LUOYANG KEWEI MOLYBDENUM & TUNGSTEN CO. LTD	CHINA	Tantalum
Matsuo Electric	JAPAN	Tantalum
Metal Do Co. Ltd.	JAPAN	Tantalum
Metallurgical Products India (Pvt.) Ltd.	INDIA	Tantalum
Metallurgical Products India Pvt., Ltd.	JAPAN	Tantalum
Mineracao Taboca S.A.	UNITED STATES OF AMERICA	Tantalum
Mineração Taboca S.A.	BRAZIL	Tantalum
Mitsubishi Materials Corporation	JAPAN	Tantalum
Modeltech Sdn Bhd	BRAZIL	Tantalum
Molycorp Silmet A.S.	ESTONIA	Tantalum
Nantong Tongjie Electrical Co., Ltd	CHINA	Tantalum
Newton MA	UNITED STATES	Tantalum
Ningxia Non-ferrous Metal Smeltery	CHINA	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tantalum
Niobec	CANADA	Tantalum
Niotan	UNITED STATES	Tantalum
Nippon Mining & Metals Co.,Ltd.	JAPAN	Tantalum
NTET, Thailand	THAILAND	Tantalum
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	Tantalum
PBT	FRANCE	Tantalum
Phoenix Metal Ltd	RWANDA	Tantalum
Plansee SE Liezen	AUSTRIA	Tantalum
Plansee SE Reutte	AUSTRIA	Tantalum
PM Kalco Inc	UNITED STATES	Tantalum
Posco	KOREA, REPUBLIC OF	Tantalum
Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	Tantalum
Praxair	UNITED STATES	Tantalum
PT Artha Cipta Langgeng	INDONESIA	Tantalum
QuantumClean	UNITED STATES	Tantalum
Resind Industria e Comercio Ltda.	UNITED STATES OF AMERICA	Tantalum
Richard Stenzhorn GmbH	GERMANY	Tantalum
Rohm & Haas R&H Europe Trading AP	GERMANY	Tantalum
SANDVIK HARD MAT.	FRANCE	Tantalum
Shanghai Jiangxi Metals Co., Ltd.	CHINA	Tantalum
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA	Tantalum
Solikamsk Magnesium Works OAO	KAZAKHSTAN	Tantalum
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tantalum
Sumitomo Metal Mining Co., Ltd(Toyo Smelter & Refinery)	Japan	Tantalum
Talison Minerals Pty Ltd	AUSTRALIA	Tantalum
Talley Metals	UNITED STATES	Tantalum
Tantalite Resources	SOUTH AFRICA	Tantalum
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Tantalum
Tokuriki Honten Co., Ltd	JAPAN	Tantalum
Traxys	FRANCE	Tantalum
Triebacher	GERMANY	Tantalum
ULVAC TOHOKU,Inc.	JAPAN	Tantalum
Umicore Galvano Technik GmbH	GERMANY	Tantalum
UNION TOOL CO.LTD	JAPAN	Tantalum
WBH AG	AUSTRIA	Tantalum
Westfalenzinn J. Jost KG	GERMANY	Tantalum
WIELAND WERKE AG	GERMANY	Tantalum
Wilhelm Wesmetall	GERMANY	Tantalum
Xiamen Golden Egret Speical Alloy Co., Ltd	CHINA	Tantalum
Xiamen Tungsten Co., Ltd	CHINA	Tantalum
XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Tantalum
Yao gang xian mining	CHINA	Tantalum
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Tantalum
Zhuzhou Cement Carbide	CHINA	Tantalum
5N Plus	GERMANY	Tin
5NPLUS	Canada	Tin
A.L.M.T. TUNGSTEN Corp.	JAPAN	Tin
A.M.P.E.R.E. Deutsch	GERMANY	Tin
ABC	ALGERIA	Tin
AcademyPreciousMetals(China)Co.,Ltd	CHINA	Tin
ACT JAPAN	JAPAN	Tin
AFICA	FRANCE	Tin
AGR Matthey	AUSTRALIA	Tin
AIDA Chemical Industories Co.,Ltd	JAPAN	Tin
AIM	CANADA	Tin
AK Steel Corp.	UNITED STATES	Tin
Aleris	UNITED STATES	Tin
Alldyne Powder Technologies (ATI Firth Sterling) (Kennametal Huntsville)	UNITED STATES	Tin
Allgemeine Gold - und Silberscheideanstalt A.G.	GERMANY	Tin
Allied Material Corp.	JAPAN	Tin
Allied Metal Company	UNITED STATES	Tin
ALLTECH METAL	FRANCE	Tin
ALMAG	ITALY	Tin
Almit	CHINA	Tin
Alpha Metals (Taiwan) Inc.	Taiwan	Tin
Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF	Tin
Alrec	UNITED STATES	Tin
Aluminum Alloys Inc.	UNITED STATES	Tin
Aluminum Resources	UNITED STATES	Tin
Aluphoenix srl	ITALY	Tin
Amalgamated Metal Corporation PLC	INDONESIA	Tin
Amalgamet	PERU	Tin
Amalgamet Inc	UNITED STATES	Tin
Amalganted Metal Corp. PLC	CHINA	Tin
AMC(A Member of the AMC Group)	TAIWAN, PROVINCE OF CHINA	Tin
American Iron and Metal	CANADA	Tin
Ami Bridge Enterprise Co., Ltd.	TAIWAN	Tin
AMPERE	FRANCE	Tin
An Thai Minerals Co., Ltd.	VIET NAM	Tin
An Vinh Joint Stock Mineral Processing Company	VIET NAM	Tin
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA	Tin
Angelcast Enterprise Co., Ltd.	TAIWAN	Tin
ANSON SOLDER&TIN PRODUCTS MADE LTD	CHINA	Tin
Aoki Laboratories Ltd	CHINA	Tin
Aoki Laboratories Ltd.	United States	Tin
ArcelorMittal Burns Harbor	UNITED STATES	Tin
Arco Alloys	UNITED STATES	Tin
Asahi Pretec Corp.	INDONESIA	Tin
Asahi Pretec Corporation	JAPAN	Tin
Asahi Solder Technology (Wuxi) Co. Ltd.	CHINA	Tin
Asahiseiren Co.,Ltd	CHINA	Tin
Asaka Riken Co.,Ltd.	JAPAN	Tin
Assaf Conductors Ltd.	UNITED STATES	Tin
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	INDONESIA	Tin
Atlantic Metals	UNITED STATES	Tin
Atlas Pacific	UNITED STATES	Tin
ATM ESTANHO IND COM IMP EXP LTDA	BRAZIL	Tin
Atotech	GERMANY	Tin
AU Traders and Refiners	MALAYSIA	Tin
Aurubis Netherlands	NETHERLANDS	Tin
Aurubis,Norddeutsche Affinererie AG	GERMANY	Tin
Ausmelt Limited	AUSTRALIA	Tin
Axis Material Limited	JAPAN	Tin
Ayrubis	UNITED STATES	Tin
B T Solders Pvt Ltd	INDIA	Tin
BALVER ZINN Josef Jost GmbH & Co. KG	GERMANY	Tin
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	JAPAN	Tin
Bao tai	CHINA	Tin
Baoshenglong	CHINA	Tin
Baoshida Swissmetall	SWITZERLAND	Tin
Baslini Tin Srl	ITALY	Tin
Bauer Walser AG	GERMANY	Tin
Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA	Tin
Best Metais e Soldas S.A.	BRAZIL	Tin
BNT Chemicals Gmbh	GERMANY	Tin
Bonoka.Beliting INDONESIA	INDONESIA	Tin
BOYI METAL ELECTRO FTY.	CHINA	Tin
Brautmeier GmbH	GERMANY	Tin
bridge enterprise co., LTD	TAIWAN	Tin
Brinkmann Chemie AG	GERMANY	Tin
Britannia Refined Metals Ltd.	UNITED KINGDOM	Tin
Butterworth Smelter	MALAYSIA	Tin
Canfield	UNITED STATES	Tin
CapXon(Hongyuan)	INDONESIA	Tin
Central Copper Co., Ltd Zhejiang	CHINA	Tin
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL	Tin
CHAINBOW	INDONESIA	Tin
CHANGZHOU GALAXY CENTURY MICRO-ELECTRONICS CO.,LTD	CHINA	Tin
ChaoYue	CHINA	Tin
Charter Wire	UNITED STATES	Tin
Chemet GmbH	GERMANY	Tin
Chemtreat Consultant	INDIA	Tin
Cheng Yang	TAIWAN	Tin
Chengfeng	CHINA	Tin
Chenzhou Gold Arrow Solder CO.,Ltd	CHINA	Tin
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Tin
CHIA RAR	TAIWAN	Tin
China Alluter Technology (Shenzhen) Co.,Ltd.	CHINA	Tin
CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA	Tin
China Huaxi Group Nandan	CHINA	Tin
China Tin Group Co., Ltd.	CHINA	Tin
China Yunnan Gejiu Nonferrous Electrolysis Company	CHINA	Tin
China YunXi mining	CHINA	Tin
Chofu Works	JAPAN	Tin
Chorus Tata Steel	BELGIUM	Tin
Chugai Mining Co.,Ltd	JAPAN	Tin
CIMSA, S.A.	SPAIN	Tin
CNMC (Guangxi) PGMA Co. Ltd.	CHINA	Tin
Codelco	CHILE	Tin
COFERMETAL	CHINA	Tin
Cofermetal Spa	ITALY	Tin
Colonial Metals	UNITED STATES	Tin
Complejo Metalurgico Vinto S.A.	BOLIVIA	Tin
Continental	UNITED STATES	Tin
Cooérativa Produtores de Cassiterita	BRAZIL	Tin
Cookson Alpha Metals (Shenzhen)Co.Ltd	CHINA	Tin
Cooper Santa	BRAZIL	Tin
COPPER 100	BRAZIL	Tin
Copper Suzhou Co.,	CHINA	Tin
Corporation Berhad (MSC)	MALAYSIA	Tin
CSC Pure Technologies	RUSSIAN FEDERATION	Tin
CUSTOM ALLOY LIGHT METALS INC	UNITED STATES	Tin
CV Ayi Jaya	INDONESIA	Tin
CV Dua Sekawan	INDONESIA	Tin
CV Duta Putra Bangka	INDONESIA	Tin
CV Gita Pesona	INDONESIA	Tin
CV Makmur Jaya	INDONESIA	Tin
CV Nurjanah	Indonesia	Tin
CV Prima Timah Utama	INDONESIA	Tin
CV Serumpun Sebalai	CHINA	Tin
CV Serumpun Sebalai	INDONESIA	Tin
CV Tiga Sekawan	INDONESIA	Tin
CV Venus Inti Perkasa	INDONESIA	Tin
CWB Materials	UNITED STATES	Tin
Da Tong Co., Ltd	TAIWAN	Tin
DAE CHANG IND CO LTD	KOREA, REPUBLIC OF	Tin
Dae Kil	KOREA, REPUBLIC OF	Tin
DAECHANG CO. LTD.	CHILE	Tin
DAEJIN INDUS CO., LTD	KOREA, REPUBLIC OF	Tin
DaeryongENC	KOREA, REPUBLIC OF	Tin
Daewoo International	KOREA, REPUBLIC OF	Tin
Daiki Aluminium Industry Co., Ltd.	THAILAND	Tin
Darley Dale Smelter	UNITED KINGDOM	Tin
DAYE Nonferrous Co. Ltd.	CHINA	Tin
Degutea	KOREA, REPUBLIC OF	Tin
Diehl Metall Aplications GmbH	GERMANY	Tin
Do Sung Corporation	KOREA, REPUBLIC OF	Tin
Doctor of solder products Co., LTD	CHINA	Tin
Doduco GmbH	GERMANY	Tin
Dongbusteel	RUSSIAN FEDERATION	Tin
Dongguan CameroonChemical Materials Co., Ltd	CHINA	Tin
Dongguan City Chaolong Metal Materials Co. LTD	CHINA	Tin
DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA	Tin
Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA	Tin
Dongguan City Thousand Island Metal Foil CO.,Ltd	CHINA	Tin
Dongguan lason metel materials co,.ltd	CHINA	Tin
Dongguan Qiandao Tin Co., Ltd	CHINA	Tin
Dongguan Yuecheng metal materials Co., Ltd.	CHINA	Tin
Dongguan zhong ju tin electronic CO.,LTD.	CHINA	Tin
DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA	Tin
Dowa Metals & Mining. Kosak Seiren	JAPAN	Tin
Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY	Tin
DUK SAN HI-METAL CO.,LTD.	KOREA, REPUBLIC OF	Tin
Eagle Brass	UNITED STATES	Tin
Eastern Alloys	UNITED STATES	Tin
EBARA-UDYLITE	CHINA	Tin
Eco-System Recycling Co., Ltd.	JAPAN	Tin
Edzell Corp	URUGUAY	Tin
Egli Fischer	SWITZERLAND	Tin
Electroloy Corporation Sdn Bhd	MALAYSIA	Tin
Electroloy Metal PTE Ltd	SINGAPORE	Tin
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Tin
Elmet S.A. de C.V.	BOLIVIA	Tin
Elmet S.L.U.	SPAIN	Tin
EM Vinto	BOLIVIA	Tin
Empresa Metalúrgica Vinto (Government, 100%)	BOLIVIA (PLURINATIONAL STATE OF)	Tin
Enthone GnBH, Germany	GERMANY	Tin
EREDI GNUTTI	ITALY	Tin
Essar Steel Algoma	CANADA	Tin
Estanho de Rondonia S.A.	BRAZIL	Tin
E-tech Philippines	PHILIPPINES	Tin
Ethiopian Minerals Development Share Co.	ETHIOPIA	Tin
Excellent resistance to copper (Suzhou) Co., Ltd.	CHINA	Tin
Exim Americana	MEXICO	Tin
Eximetal S.A.	ARGENTINA	Tin
Feinhütte Halsbrücke GmbH	GERMANY	Tin
Felder GmbH - Löttechnik	GERMANY	Tin
Fenix Metals	POLAND	Tin
Ferro Alloys de México, S.A. de C.V.	BRAZIL	Tin
First Copper Technology Co., Ltd.	TAIWAN	Tin
Forelli Pietro	ITALY	Tin
Fortune Metal Factory	CHINA	Tin
Foshan Nanhai Xihai Metal Material Co., Ltd.	CHINA	Tin
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Tin
Fuji Metal Mining Corp.	THAILAND	Tin
Full armor Industries (shares) Ltd.	TAIWAN	Tin
Fundição Regali	BRAZIL	Tin
Fundipar	BRAZIL	Tin
FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.	BRAZIL	Tin
Funsur	BRAZIL	Tin
Furukawa Electric	JAPAN	Tin
GA AVRIL	UNITED STATES	Tin
Gallatin Steel	UNITED STATES	Tin
Galva-Metall GmbH	GERMANY	Tin
Galvano Hengelo B.V.	NETHERLANDS	Tin
Gannan Tin Smelter	CHINA	Tin
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tin
Ganzhou sinda W&Mo Co. Ltd.	CHINA	Tin
GE JIU CITY DATUN CHENGFENG SMELTE	CHINA	Tin
Ge Jiu Lian Chang	CHINA	Tin
Gebrueder Kemper GMBH	GERMANY	Tin
Geiju Yunxin Nonferrous Electrolysis Ltd.	CHINA	Tin
Gejiu Jin Ye Mineral Co., Ltd.	CHINA	Tin
Gejiu Jinye Mineral Company	CHINA	Tin
Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	Tin
GEJIU YUNHONG TIN LTD YUNNAN OF P.R.CHINA	CHINA	Tin
Gejiu Yunxi Group Corp.	CHINA	Tin
Gejiu YunXin Colored Electrolysis Ltd	CHINA	Tin
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Tin
Gejiu Zi-Li	CHINA	Tin
GEM TERMINAL IND.CO.,LTD	CHINA	Tin
Gettel Group China	CHINA	Tin
Gibbs Wire & Steel Co	UNITED STATES	Tin
Glencore	CANADA	Tin
Global Tungsten & Powders Corp	UNITED STATES OF AMERICA	Tin
Gold Bell Group	CHINA	Tin
Gomat-e-K.	GERMANY	Tin
Goodway	CHINA	Tin
Grant Manufacturing and Alloying	UNITED STATES	Tin
Grik Perak Malaysia	MALAYSIA	Tin
Grupo Mexico S.A. (mineria)	MEXICO	Tin
GUANG XI HUA XI CORP	CHINA	Tin
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Tin
GuangDong Jiatian Stannum Products Co., Ltd	CHINA	Tin
Guangdong Shengye	CHINA	Tin
Guangxi Huaxi Group Co.,Ltd	CHINA	Tin
Guangxi Jin Lian	CHINA	Tin
Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company )	CHINA	Tin
GUANGXI PINGGUI PAMA CO.,LTD	CHINA	Tin
Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA	Tin
Guangzhou Kaijie Non-ferrous Metal CO.,LTD	CHINA	Tin
Guangzhou Non-Ferrous Metals Research Institute	CHINA	Tin
GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA	Tin
Guangzhou Special Copper & Electronics material Co.,LTD	CHINA	Tin
GuanXi China Tin Group Co.,LTD	CHINA	Tin
Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Tin
Guixi Smelter	CHINA	Tin
Guo Dong Copper Manufacture Co., ltd	CHINA	Tin
H L Thorne	UNITED KINGDOM	Tin
H. C. Starck	UNITED STATES OF AMERICA	Tin
H. Kramer & Co.	UNITED STATES	Tin
H.C. Starck Tantalum and Niobium GmbH	BRAZIL	Tin
H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	UNITED KINGDOM	Tin
Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA	Tin
Hana-High Metal	MALAYSIA	Tin
HANBAEK NONFERROUS METALS	KOREA, REPUBLIC OF	Tin
HANDOK METAL CO.,LTD	KOREA, REPUBLIC OF	Tin
Hangzhou Yatong Electronics Co., Ltd.	CHINA	Tin
Hanhwa International	KOREA, REPUBLIC OF	Tin
HARADA METAL INDUSTRY CO. LTD	JAPAN	Tin
Harima Smelter	JAPAN	Tin
Harmony Gold Refinery	SOUTH AFRICA
Tin
Hawkins, Inc.	UNITED STATES	Tin
Hayes Metals	NEW ZEALAND	Tin
Hayes Metals Pty Ltd	AUSTRALIA	Tin
HeChi Metallurgical Chemical factory	CHINA	Tin
HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF	Tin
Heimerle + Meule GmbH	GERMANY	Tin
Heraeus	FRANCE	Tin
Heraeus Ltd. Hong Kong	HONG KONG	Tin
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE	Tin
Heraeus Materials Technology GmbH&Co.KG	GERMANY	Tin
Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF	Tin
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Tin
Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA	Tin
HeTai Gold Mineral GuangDong Ltd. Co.	CHINA	Tin
High Quality Technology Co., Ltd	CHINA	Tin
High-Power Surface Technology	CHINA	Tin
High-Tech Co., Ltd. Taiwan	TAIWAN	Tin
HIJOS DE JUAN DE GARAY	GERMANY	Tin
Hikaru Suites Ltd.	JAPAN	Tin
Hitachi Cable, Ltd.	JAPAN	Tin
Hitachi Chemical Co. America, Ltd.	UNITED STATES	Tin
HITACHI METALS, LTD.,	JAPAN	Tin
HL Thorne	UNITED KINGDOM	Tin
HOLDJINN	CHINA	Tin
Homestake Mining Co	UNITED STATES	Tin
Hon Shen Co. Ltd	TAIWAN	Tin
Hong-Qiao Co., Ltd.	CHINA	Tin
Hongqiao Metals (Kunshan) Co., Ltd.	CHINA	Tin
Hop hing electroplating Company Zhejiang	CHINA	Tin
HUA ENG WIRE&CABLE CO.,LTD	TAIWAN	Tin
HUAHONG CO., LTD	CHINA	Tin
HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA	Tin
Huaxi Guangxi Group	CHINA	Tin
HUAXI TIN (LIUZHOU) CO. LTD	CHINA	Tin
Huayou	TAIWAN	Tin
HuiChang Hill Tin Industry Co., Ltd.	CHINA	Tin
Huichang Jinshunda Tin Co. Ltd	CHINA	Tin
Huiliang	CHINA	Tin
Huizhou Taiwan Electronic Component Limited Company	CHINA	Tin
Hulterworth Smelter	MALAYSIA	Tin
Hunan Chang Ning Great Wall	CHINA	Tin
Hunan Nonferrous Metals Holding Group Co. LTD	CHINA	Tin
Hunan Xianghualing tin Co. ltd	CHINA	Tin
Huntington Alloys	UNITED STATES	Tin
Hwasung CJ Co., Ltd	KOREA, REPUBLIC OF	Tin
Hyundai-Steel	KOREA, REPUBLIC OF	Tin
IBE Zinn- und Lötprodukte e.K.	GERMANY	Tin
IBF IND Brasileira de Ferroligas Ltda	BRAZIL	Tin
IMC-MetalsAmerica, LLC	UNITED STATES	Tin
IMLI	INDONESIA	Tin
Impag AG	SWITZERLAND	Tin
Imperial Zinc	UNITED STATES	Tin
In Taiwan high-tech co., LTD	TAIWAN	Tin
INBRA IND E COM DE METAIS LTDA	BRAZIL	Tin
Incesa Comp. Elétricos Ltda	BRAZIL	Tin
INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD	CHINA	Tin
Ind, Brasiliera de Ferroligas Ltda	BRAZIL	Tin
Ind. Minera Mexico	MEXICO	Tin
INDIUM CORPORATION OF EUROPE	UNITED KINGDOM	Tin
INDONESIA SMELTING CORPORATION BERHAD	INDONESIA	Tin
Indonesian State Tin Corporation	Indonesia	Tin
Indonesian State Tin Corporation,	INDONESIA	Tin
Indra Eramulti Logam	CHINA	Tin
Ing.Josef Kořínek	CZECH REPUBLIC	Tin
Ingot Metal	CANADA	Tin
International Wire Group, Inc	UNITED STATES	Tin
inwu xiang-gui mining and metallurgy co., LTD	CHINA	Tin
IPS	FRANCE	Tin
Ishihara Chemical Co. Ltd.	JAPAN	Tin
ISHIKAWA METAL CO.,LTD.	JAPAN	Tin
i-TSCL	GERMANY	Tin
Jada Electronic limited (JX Nippon Mining& Matal Co., Ltd)	JAPAN	Tin
JalanPantai/Malaysia	MALAYSIA	Tin
Jan Janq	TAIWAN	Tin
Japan New Metals Co., Ltd.	JAPAN	Tin
Japan Pure Chemical	JAPAN	Tin
Jau Janq Enterprise Co. Ltd.	MALAYSIA	Tin
JAU JANQ ENTERPRISE CO., LTD.	MALAYSIA	Tin
Jean Goldschmidt International SA	Belgium	Tin
JFE Steel Corporation	JAPAN	Tin
Jia Lung Corp.	TAIWAN	Tin
Jia Tian	CHINA	Tin
Jiangmen Huayuan Industry Co. Ltd	CHINA	Tin
Jiangxi Copper Corporation (JCC)	CHINA	Tin
Jiangxi huayu metal co., ltd.	CHINA	Tin
JiangXi JiaWang	CHINA	Tin
Jiangxi Jinshunda Tin Co. Ltd.	CHINA	Tin
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Tin
Jiangxi Nanshan	CHINA	Tin
Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA	Tin
Jiangxi Tungsten Industry Co Ltd	CHINA	Tin
Jin Li Chang	CHINA	Tin
Jin Tian	CHINA	Tin
Jin Zhou	CHINA	Tin
Jinfeng Gold Mine Smelter	CHINA	Tin
Jinlong Copper Co. Ltd.	CHINA	Tin
Johnson Matthey Inc	UNITED STATES	Tin
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Tin
JSC Uralelectromed	RUSSIAN FEDERATION	Tin
J-Tech	CHINA	Tin
JU TAI INDUSTRIAL CO.,LTD.	CHINA	Tin
Jun xiang	CHINA	Tin
Juxuan	CHINA	Tin
Kai Unita Trade Limited Liability Company	CHINA	Tin
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA	Tin
Kalas Wire	UNITED STATES	Tin
Kanfort Industrial (Yantai) Co. Ltd.	HONG KONG	Tin
KARAS PLATING LTD	UNITED KINGDOM	Tin
Katapang	CHINA	Tin
Kazzinc Ltd	KAZAKHSTAN	Tin
Kee Shing	HONG KONG	Tin
Keeling & Walker	PERU	Tin
Kester	UNITED STATES	Tin
Ketabang	CHINA	Tin
Kewei Tin Co.,ltd	CHINA	Tin
KIESOW DR. BRINKMANN	GERMANY	Tin
KIHONG T & G	INDONESIA	Tin
KME BRASS ITALY	ITALY	Tin
KME France	FRANCE	Tin
KME Germany	GERMANY	Tin
Koba/Primah	INDONESIA	Tin
Kobe Steel, Ltd.	JAPAN	Tin
Koepp Schaum GmbH	GERMANY	Tin
Kojima Chemicals Co., Ltd	JAPAN	Tin
KOKI JAPAN	JAPAN	Tin
Koki Products Co.,Ltd	THAILAND	Tin
Korea Metal Co. Ltd	KOREA, REPUBLIC OF	Tin
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC	Tin
k-Tech	KOREA, REPUBLIC OF	Tin
KU PING ENTERPRISE CO., LTD.	TAIWAN	Tin
Kundur,TT	Indonesia	Tin
Kunming High-tech Industrial Developing Area	CHINA	Tin
Kunshan concentric surface technology co., LTD	CHINA	Tin
KUNSHAN SHING LEE SOLDER MANUFACTURING CO.,LTD.	CHINA	Tin
Kunshan Tin Shing Lee Manufacturing Co., Ltd.	CHINA	Tin
Kuntai	CHINA	Tin
Kupol	RUSSIAN FEDERATION	Tin
Kurt J. Lesker Company	UNITED STATES	Tin
Kyocera	JAPAN	Tin
Kyrgyzaltyn JSC	KYRGYZSTAN	Tin
L' azurde Company For Jewelry	SAUDI ARABIA	Tin
La Caridad	MEXICO	Tin
Laibin China Tin Smelting Co., Ltd.	CHINA	Tin
Laibin Huaxi Smelterring Co.,Ltd	JAPAN	Tin
Laibin Smeltery of Liuzhou China Tin Group Co.,Ltd	THAILAND	Tin
LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	CHINA	Tin
Laybold	MALAYSIA	Tin
Lee Cheong Gold	CHINA	Tin
Leeku industrial CO.,LTD	KOREA	Tin
Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA	Tin
Leybold Co., Ltd.	JAPAN	Tin
LG INTERNATIONAL CORP	KOREA, REPUBLIC OF	Tin
Li Hong, Wuxi Electronic Materials Co.,Ltd	CHINA	Tin
Lian Xing Plating Factory	CHINA	Tin
Linetech	KOREA, REPUBLIC OF	Tin
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Tin
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Tin
LIQIAO PLATING	CHINA	Tin
LITTELFUSE	UNITED STATES	Tin
Liuzhou China Tin	CHINA	Tin
LMD	NETHERLANDS	Tin
London Bullion Market Association	UNITED KINGDOM	Tin
Loose end solder co., LTD	JAPAN	Tin
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Tin
Lübeck GmbH	GERMANY	Tin
Lung Fu Surface Technology Co., Ltd. Suzhou	CHINA	Tin
LUPON ENTERPRISE CO., LTD	TAIWAN	Tin
M&R Claushuis BV	NETHERLANDS	Tin
Ma On Shuguang Smelting Plant	CHINA	Tin
MacDermid	UNITED STATES	Tin
MacDermid GmbH	GERMANY	Tin
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Tin
Man yi metal industry (stock) co., LTD	TAIWAN	Tin
MANAAS MEYERLARGICAL	INDIA	Tin
MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	MEXICO	Tin
mariveles Bataan	PHILIPPINES	Tin
Materials Eco-Refining CO.LTD	JAPAN	Tin
Materion Advanced Metals	UNITED STATES	Tin
Matsuda Sangyo Co., Ltd.	JAPAN	Tin
Matsuo nn da Ltd.	JAPAN	Tin
MATSUSHIMA KINZOKU	JAPAN	Tin
Matsushima Metal Corporation	JAPAN	Tin
MBO	FRANCE	Tin
MCP Group	UNITED STATES	Tin
MCP Heck	GERMANY	Tin
MCP Metal Specialist Inc.	CHINA	Tin
MCP Metalspecialties, Inc	UNITED STATES	Tin
MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM	Tin
Mecomsa, S.A. de C.V.	PERU	Tin
MEDEKO CAST s.r.o.	SLOVAKIA	Tin
Melt Metais e Ligas S.A.	BRAZIL	Tin
Meng neng	CHINA	Tin
MENTPL	INDONESIA	Tin
Metaconcept	FRANCE	Tin
Metahub Industries Sdn. Bhd.	MALAYSIA	Tin
Met-AL	UNITED STATES	Tin
Metal Alloy (India)	INDIA	Tin
Metal Do Co. Ltd.	JAPAN	Tin
Metal Invest	ITALY	Tin
Metalcore	ITALY	Tin
METALLIC MATERIALS BRANCH L OF GUANGXI CHINA TIN GROUP CO.,LTD	China	Tin
Metallic Resources, Inc.	UNITED STATES	Tin
Metallo Belgium N.V.	BELGIUM	Tin
Metallo Chimique	BELGIUM	Tin
Metallum Metal Trading Company	SWITZERLAND	Tin
Metallurgical Products India (Pvt.) Ltd.	INDIA	Tin
Metalor Technologies (Hong Kong) Ltd	HONG KONG	Tin
Metalor Technologies SA	SWITZERLAND	Tin
Metalor USA Refining Corporation	UNITED STATES	Tin
Metech Alu Ind Sdn, Bhd.	CHINA	Tin
Met-Mex Peñoles, S.A.	MEXICO	Tin
Metropolitan Alloys Corp	UNITED STATES	Tin
Midland Industries	UNITED STATES	Tin
Mihara Kinzoku Kogyo Co.,Ltd.	JAPAN	Tin
Millard Wire and Specialty Strip Company	UNITED STATES	Tin
Miller Company	UNITED STATES	Tin
Minchali Metal Industry Co., Ltd.	TAIWAN	Tin
Mineracao Taboca S.A.	BRAZIL	Tin
Mineral-Metal s.r.o.	CZECH REPUBLIC	Tin
Ming Li Jia smelt Metal Factory	CHINA	Tin
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tin
Minsur	PERU	Tin
Minsur Bolivia	BOLIVIA	Tin
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	UNITED STATES OF AMERICA	Tin
Misue Tin Smelter and Refinery	PERU	Tin
Mits-Tec (Shanghai) Co. Ltd.	CHINA	Tin
Mitsubishi Electric Metecs Co., Ltd.	JAPAN	Tin
Mitsubishi Materials Corporation	JAPAN	Tin
Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN	Tin
Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN	Tin
MK electron	JAPAN	Tin
Modeltech Sdn Bhd	MALAYSIA	Tin
Monette	GERMANY	Tin
Montok Smelter	JAPAN	Tin
MSC Croporation Berhad	MALAYSIA	Tin
Multiple Xin precision metal electroplating factory	CHINA	Tin
MUNTOK SMELTER	INDONESIA	Tin
N.E. Chemcat Corporation	JAPAN	Tin
Nacobre	MEXICO	Tin
Nancang Metal Material Co.,Ltd	China	Tin
Nanchang Cemented Carbide Limited Liability Company	CHINA	Tin
NANJING XINXING ELECTRONICAL STUFF LIMITED COMPANY	CHINA	Tin
Nankang Nanshan Tin Co., Ltd.	China	Tin
Nathan Trotter	UNITED STATES	Tin
Neuhaus	GERMANY	Tin
Ney Metals and Alloys	INDONESIA	Tin
Nghe Tin Non-Ferrous Metal	VIET NAM	Tin
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
Nihon Genma MFG Co., Ltd.	JAPAN	Tin
Nihon Kagaku Sangyo Co., Ltd	JAPAN	Tin
Nihon Superior Co., Ltd.	JAPAN	Tin
Nihonhanda Co., Ltd.	JAPAN	Tin
Ningbo Jintian copper (Group ) Company Limited	CHINA	Tin
NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	CHINA	Tin
Nippon Filler Metals Ltd	JAPAN	Tin
NIPPON KINZOKU CO.,LTD.	JAPAN	Tin
Nippon Mining & Metals	JAPAN	Tin
NIPPON STEEL	JAPAN	Tin
NITAH	INDONESIA	Tin
NITORA	SWITZERLAND	Tin
Nohon Superior Co., Ltd.	JAPAN	Tin
Norteña de Metales, SA	SPAIN	Tin
North Star BlueScope Steel, LLC	UNITED STATES	Tin
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	Tin
NTET, Thailand	THAILAND	Tin
Nucor CF Wisconsin	UNITED STATES	Tin
Nucor Steel	UNITED STATES	Tin
nyrstar	AUSTRALIA	Tin
O.M. Ltd.	JAPAN	Tin
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin
O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Tin
Oetinger Aluminium	GERMANY	Tin
Ohio Precious Metals LLC. (United States Precious Metals)	UNITED STATES	Tin
OM Manufacturing Philippines,Inc	PHILIPPINES	Tin
OMG Electronisc Chemical Pte. Ltd	SINGAPORE	Tin
OMSA	BOLIVIA	Tin
Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA	Tin
Oxbow Metals	MEXICO	Tin
Palm International	UNITED STATES	Tin
PAN LIGHT CORP	INDONESIA	Tin
PAN PACIFIC COPPER CO., LTD. (JX Nippon Mining & Metals Co., Ltd.)	JAPAN	Tin
Pangkalplnang Bangka	INDONESIA	Tin
PAN-Metallgesellschaft Baumgärtner	GERMANY	Tin
Paranapanema S/A	BRAZIL	Tin
PBT	FRANCE	Tin
PENINSULAR DE LATÓN	SPAIN	Tin
Persang Alloy Industries	INDIA	Tin
Perth Mint (Western Australia Mint)	AUSTRALIA	Tin
Perusahaan Sadur Timah Malasia	MALAYSIA	Tin
PGMA	CHINA	Tin
Philippine Associated Smelting and Refing Corporation	PHILIPPINES	Tin
Phoenix Metal Ltd	Rwanda	Tin
Pinshine	CHINA	Tin
PIREKS	TURKEY	Tin
PISCO	PERU	Tin
PL Timah Tbk	INDONESIA	Tin
Plansee Group	AUSTRIA	Tin
Pohang Iron and Steel Co. Ltd.	KOREA, REPUBLIC OF	Tin
Poongsan Corporation	KOREA, REPUBLIC OF	Tin
Posco	KOREA, REPUBLIC OF	Tin
POSSEHL	FRANCE	Tin
Praxair Surface Technologies	UNITED STATES	Tin
Prifer Com de Sucata	BRAZIL	Tin
Pro Wu Xianggui Mining Co., Ltd.	CHINA	Tin
Productos Minerales del Norte S.A. de C.V.	BOLIVIA	Tin
Pro-Tech Korea	KOREA, REPUBLIC OF	Tin
PT Alam Lestari Kencana	INDONESIA	Tin
PT Aneka Tambang (Persero) Tbk	INDONESIA	Tin
PT Aries Kencana Sejahtera	INDONESIA	Tin
PT Artha Cipta Langgeng	INDONESIA	Tin
PT ATD Makmur Mandiri Jaya	INDONESIA	Tin
PT Babel Inti Perkasa	INDONESIA	Tin
PT Babel Surya Alam Lestari	INDONESIA	Tin
PT Bangka Kudai Tin	INDONESIA	Tin
PT Bangka Prima Tin	INDONESIA	Tin
PT Bangka Putra Karya	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	INDONESIA	Tin
PT Belitung Industri Sejahtera	INDONESIA	Tin
PT BilliTin Makmur Lestari	INDONESIA	Tin
PT Bukit Timah	INDONESIA	Tin
PT Cipta Persada Mulia	INDONESIA	Tin
PT CITRALOGAM	INDONESIA	Tin
PT Donna Kembara Jaya	INDONESIA	Tin
PT DS Jaya Abadi	INDONESIA	Tin
PT Eunindo Usaha Mandiri	INDONESIA	Tin
PT Fang Di MulTindo	INDONESIA	Tin
PT HANJAYA PERKASA METALS	INDONESIA	Tin
PT HP Metals Indonesia	INDONESIA	Tin
PT Inti Stania Prima	INDONESIA	Tin
PT Justindo	INDONESIA	Tin
PT Karimun Mining	INDONESIA	Tin
PT Kijang Jaya Mandiri	INDONESIA	Tin
PT Koba Tin	INDONESIA	Tin
PT Lautan Harmonis Sejahtera	INDONESIA	Tin
PT Menara Cipta Mulia	INDONESIA	Tin
PT Mitra Stania Prima	INDONESIA	Tin
PT NATARI	INDONESIA	Tin
PT O.M. Indonesia	INDONESIA	Tin
PT Panca Mega Persada	INDONESIA	Tin
PT Pelat Timah Nusantara Tbk	INDONESIA	Tin
PT Persero Timah	MALAYSIA	Tin
PT Putra Karya	INDONESIA	Tin
PT Rajwa International	INDONESIA	Tin
PT REFINED BANGKA TIN	INDONESIA	Tin
PT Sariwiguna Binasentosa	INDONESIA	Tin
PT Seirama Tin Investment	INDONESIA	Tin
PT Singkep Times Utama	INDONESIA	Tin
PT Sukses Inti Makmur	INDONESIA	Tin
PT Sukses Inti Makmur	INDONESIA	Tin
PT Sumber Jaya Indah	INDONESIA	Tin
PT Supra Sukses Trinusa	INDONESIA	Tin
PT Tambang Timah	INDONESIA	Tin
PT Timah (Persero) Tbk	INDONESIA	Tin
PT Timah (Persero) Tbk Mentok	INDONESIA	Tin
PT Timah Bolivia	BOLIVIA	Tin
PT Timah Nusantara	INDONESIA	Tin
PT Timah TBK	INDONESIA	Tin
PT Tinindo Inter Nusa	INDONESIA	Tin
PT Tirus Putra Mandiri	INDONESIA	Tin
PT Tommy Utama	INDONESIA	Tin
PT Wahana Perkit Jaya	INDONESIA	Tin
PT Yinchendo Inter Nusa	INDONESIA	Tin
PT Yinchendo Mining Industry	INDONESIA	Tin
PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA	Tin
PT. Stanlndo Inti Perkasa(Former CV DS Jaya Abadi)	INDONESIA	Tin
PT. TAMBANG TIMAH	INDONESIA	Tin
PT.CITRALOGAM ALPHASEJAHTERA	INDONESIA	Tin
PT.Indra Eramulti Logam Industri	INDONESIA	Tin
PT.Tanloaug Tinah	INDONESIA	Tin
Pure Technology	RUSSIAN FEDERATION	Tin
QianDao Co. ,ltd	CHINA	Tin
Qualitek Delta Philippines, Inc.	PHILIPPINES	Tin
Rahman Hydraulic Tin Sdn Bhd	MALAYSIA	Tin
Ram Sales	UNITED STATES OF AMERICA	Tin
Ramet Srl	ITALY	Tin
REDRING SOLDER (M) SDN BHD	MALAYSIA	Tin
REDSUN METAL INDCO.,LTD	TAIWAN	Tin
Republic Steel	UNITED STATES	Tin
REYNOLDS	FRANCE	Tin
RFH Tantalum Smeltry Co., Ltd	CHINA	Tin
Richard Stenzhorn GmbH	GERMANY	Tin
richemax international co.,LTD	CHINA	Tin
Ritchey Metals	UNITED STATES	Tin
Rohm & Haas	CHINA	Tin
Rohm & Haas R&H Europe Trading AP	GERMANY	Tin
Royal Canadian Mint	CANADA	Tin
RSI	UNITED STATES	Tin
RST	GERMANY	Tin
RT Refined Banka Tin	INDONESIA	Tin
Rui Da Hung	TAIWAN	Tin
S. Izaguirre	SPAIN	Tin
SA Minsur	PERU	Tin
Sabin Metal Corp.	UNITED STATES	Tin
Sacal	ITALY	Tin
Salzgitter	GERMANY	Tin
Samatron	KOREA, REPUBLIC OF	Tin
Samduck Precious Metals	KOREA, REPUBLIC OF	Tin
Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF	Tin
Samtec	UNITED STATES	Tin
SAMWON METALS Corp.	KOREA, REPUBLIC OF	Tin
SAN-ETSU METALS	JAPAN	Tin
SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D ,LTD.,CO	CHINA	Tin
SARBAK	TURKEY	Tin
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	TURKEY	Tin
SASAKI SOLDER INDUSTRY CO.,LTD	JAPAN	Tin
Schloetter Co. Ltd	UNITED KINGDOM	Tin
Schone Edelmetaal	NETHERLANDS	Tin
Seju Industry	KOREA, REPUBLIC OF	Tin
SELAYANG SOLDER SDN.BHD.	INDONESIA	Tin
SEMPSA Joyería Platería SA	SPAIN	Tin
Sendi (Japan): Kyocera Corporation	JAPAN	Tin
Senju Electronic Materials（Hong Kong）Co., Ltd.	CHINA	Tin
Senju Metal Industry Co. (SMIC)	JAPAN	Tin
Sertinco	ITALY	Tin
Settu Chemical Industry	JAPAN	Tin
SEVELAR	UNITED STATES	Tin
Severstal Columbus	UNITED STATES	Tin
Severstal Dearborn	UNITED STATES	Tin
Sevotrans	GERMANY	Tin
SGS BOLIVIA S.A.	BOLIVIA	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Tin
Shandong Guoda Gold Co., LTD.	CHINA	Tin
Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA	Tin
Shanghai Baosteel	CHINA	Tin
Shanghai Hubao Coppe	CHINA	Tin
SHANGHAI XINYANG SEMICONDUCTOR MATERIALS CO., LTD	CHINA	Tin
Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA	Tin
ShangHai YueQiang Metal Products Co., LTD	CHINA	Tin
Shantou xi kuang	CHINA	Tin
Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA	Tin
Shapiro	UNITED STATES	Tin
Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA	Tin
shen zhen qi xiang da hua gong gong si	CHINA	Tin
Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA	Tin
SHENZHEN BOSHIDA SODERING TININDUUSTRIAL CO,LTD	CHINA	Tin
Shenzhen Aijiafa Industrial Co., Ltd.	CHINA	Tin
Shenzhen Anchen Solder Tin Product Co. Ltd	CHINA	Tin
Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA	Tin
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA	Tin
Shenzhen City Thai Industrial CO., LTD.	CHINA	Tin
SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA	Tin
Shenzhen keaixin Technology	CHINA	Tin
Shenzhen kwinner Industry CO,.Ltd.	CHINA	Tin
Shenzhen new jin spring solder products Co., LTD	CHINA	Tin
Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA	Tin
SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA	Tin
Shenzhen Xing HongTai tin Co.,TTD	CHINA	Tin
Shenzhen Yi Cheng Industrial	CHINA	Tin
SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN	Tin
Shonan Plant Tanaka Kikinzoku	JAPAN	Tin
Showa KaKo	JAPAN	Tin
Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA	Tin
Shunda Huichang Kam Tin Co., Ltd.	CHINA	Tin
Sichuan Guanghan Jiangnan casting smelters	CHINA	Tin
Sichuan Huaxi Group Co., Ltd	CHINA	Tin
SIGMA	TAIWAN	Tin
Singapore Asahi Chemical & Solder Industries	SINGAPORE	Tin
Singapore LME Tin	SINGAPORE	Tin
Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA	Tin
SIP	INDONESIA	Tin
Sipi Metals Corp	UNITED STATES	Tin
SIZER METALS PTE LTD	SINGAPORE	Tin
Smelting Branch of YunNan Tin Company Limited	CHINA	Tin
SMIC SENJU MALAYSIA	MALAYSIA	Tin
Snow up to the city of suzhou chemical CO.,LTD.	CHINA	Tin
So Accurate Refining Group	UNITED STATES	Tin
Soft Metais Ltda.	BRAZIL	Tin
Solar Applied Materials Technology Corp.	TAIWAN	Tin
SOLDER COAT CO.,LTD.	JAPAN	Tin
Solder Manufacturing Co., Ltd. Kunshan Shing Lee	CHINA	Tin
SOLDERINDO	INDONESIA	Tin
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tin
SOLNET METAL	MALAYSIA	Tin
SONGWON	KOREA, REPUBLIC OF	Tin
SORIMETAL	FRANCE	Tin
Spectro Alloys	UNITED STATES	Tin
SPTE	CHINA	Tin
Standard Sp z o.o.	POLAND	Tin
Steel Dynamics	UNITED STATES	Tin
STRETTI	CHINA	Tin
Süddeutsche Metallhandelsgesellschaft mbH	GERMANY	Tin
SUMISHO MATERIALS CORP.	JAPAN	Tin
Sumitomo Electric, USA (A:L:M:T)	UNITED STATES	Tin
SUMITOMO METAL MINING CO., LTD	JAPAN	Tin
Sumitomo, CANADA	CANADA	Tin
SUN SURFACE TECHNOLOGY CO.,LTD	CHINA	Tin
Sundwigger Messingwerk	GERMANY	Tin
Super Dragon Technology Co. Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
Super Ligas	BRAZIL	Tin
Suzhou Cangsong Metal Product Co., Ltd	CHINA	Tin
Suzhou Cloud kun Metal Material Co. LTD	CHINA	Tin
Suzhou Co. Ltd.	CHINA	Tin
Suzhou Feixiang Solder Materials Co., Ltd.	CHINA	Tin
Suzhou Huahai Communication Electron Co., Ltd	CHINA	Tin
Suzhou Jinyi jewelry factory	CHINA	Tin
Suzhou Roiwow Recycle Technology Company LTD	CHINA	Tin
Suzhou Xintang material supply station	CHINA	Tin
swissmetal	SWITZERLAND	Tin
Swopes Salvage	UNITED STATES	Tin
Taboca via MCP Metal Specialities. Inc.	UNITED STATES	Tin
TaeguTec LTD.	KOREA, REPUBLIC OF	Tin
tai wan qing gao qi ye you xian gong si	INDONESIA	Tin
Taicang City Nancang Metal Meterial Co.,Ltd	CHINA	Tin
Taicang Jiangsu	CHINA	Tin
Taiwan Huanliang	INDONESIA	Tin
Taiwan qinggao qiye you xian gong si	CHINA	Tin
Taiwan Total Co. Ltd.	TAIWAN	Tin
Taki Chemicals	JAPAN	Tin
Talcang City Nankang Metal Materila Co., Ltd	CHINA	Tin
Tambang Timah	INDONESIA	Tin
Tamura	JAPAN	Tin
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Tin
TAP	UNITED STATES	Tin
Tarutin Kester Co., Ltd.	GERMANY	Tin
TCC steel	KOREA, REPUBLIC OF	Tin
TDK	JAPAN	Tin
Technic Inc.	UNITED STATES	Tin
Teck Metals Ltd	CANADA	Tin
Telex	UNITED STATES	Tin
TENNANT METAL PTY LTD.	AUSTRALIA	Tin
Termomecanica	BRAZIL	Tin
Thai Solder Industry Corp.,Ltd.	THAILAND	Tin
Thailand Mine Factory	THAILAND	Tin
Thaisarco	THAILAND	Tin
The force bridge surface treatment Material Factory	CHINA	Tin
The guests China tin smelting co., LTD	CHINA	Tin
The Hutti Gold Company	INDIA	Tin
The Miller Company	UNITED STATES	Tin
The pine island metal co., LTD	JAPAN	Tin
Thermox Performance Materials GmbH	UNITED KINGDOM	Tin
Thousand live metal industrial co., LTD	JAPAN	Tin
Three green surface technology limited company	CHINA	Tin
Thye Ming Industrial Co.,Ltd	TAIWAN	Tin
ThyssenKrupp	GERMANY	Tin
ThyssenKrupp Steel	UNITED STATES	Tin
Tianjin Environmental Protection Technology Co., Ltd	CHINA	Tin
Tianjin Huamei Wafangdian Bearing Sales Co., Ltd.	CHINA	Tin
Tianjin Rui Jian Electronics Co., Ltd.	CHINA	Tin
Tianjin Yishang chemical trade Co.,LTD	CHINA	Tin
Tianshui ling bo technology co., Ltd	CHINA	Tin
TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA	Tin
TIB Chemicals AG	GERMANY	Tin
Tim Plating Gejiu	CHINA	Tin
Timah	INDONESIA	Tin
Tin Co. Ltd, Minmetals Ganzhou	CHINA	Tin
Tin Products Manufacturing Co. Ltd.	CHINA	Tin
Tinitaly	ITALY	Tin
Tisamatic	MEXICO	Tin
TMC Plating Suppliers Corp.	UNITED STATES OF AMERICA	Tin
Tochij	JAPAN	Tin
TODINI AND CO SPA	ITALY	Tin
Tokuriki Honten Co., Ltd	JAPAN	Tin
Ton Yi Industrial Corporation	TAIWAN	Tin
TONG LONG	CHINA	Tin
Tongding Metal Material Co.,Ltd.	CHINA	Tin
Tongling nonferrous Metals Group Co.,Ltd	CHINA	Tin
TONGXIN	CHINA	Tin
TOTAI	TAIWAN	Tin
Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,ltd	JAPAN	Tin
TRAFILERIE CARLO GNUTTI	ITALY	Tin
Traxys	FRANCE	Tin
Trialco	UNITED STATES	Tin
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
TYCO	UNITED STATES OF AMERICA	Tin
ULBA Metallurgical Plant JSC	KAZAKHSTAN	Tin
Ultracore Co., Ltd.	THAILAND	Tin
Umicore AG & Co KG	GERMANY	Tin
Umicore Brasil Ltda	BRAZIL	Tin
Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE	Tin
Umicore SA Business Unit Precious Metals Refining	BELGIUM	Tin
UNI BROS METAL PTE LTD	SINGAPORE	Tin
Uniforce Metal Industrial Corp.	INDONESIA	Tin
UNIONTOOL CO.LTD	JAPAN	Tin
Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA	Tin
Unit Timah Kundur PT Tambang	INDONESIA	Tin
United Precious Metal Refining, Inc.	UNITED STATES	Tin
UNITED SMELTER	INDONESIA	Tin
Univertical Corp	UNITED STATES	Tin
Univertical International(Suzhou)Co.,Ltd	CHINA	Tin
Untracore Co., Ltd.	THAILAND	Tin
VAC Vacuumschmelze GmbH & Co KG	GERMANY	Tin
Valcambi SA	SWITZERLAND	Tin
Vale Inco, Ltd	CANADA	Tin
Vedani Carlo Metalli	ITALY	Tin
VERTEX METALS INCORPORATION	TAIWAN	Tin
Vishay Intertechnology	CHINA	Tin
Vitkovicke slevarny	CZECH REPUBLIC	Tin
VQB Mineral and Trading Group JSC	VIET NAM	Tin
W.C. Heraeus GmbH	GERMANY	Tin
Wang Yu Manufacturing Co. Ltd.	TAIWAN	Tin
Watanabe Plating co.	JAPAN	Tin
WELLEY	TAIWAN	Tin
Well-Lin Enterprise Co Ltd	TAIWAN	Tin
Westfalenzinn	GERMANY	Tin
Westmetall GmbH & Co.KG	GERMANY	Tin
WFM Brons	NETHERLANDS	Tin
White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Tin
Wieland Metals	UNITED STATES	Tin
Wieland Werke AG	GERMANY	Tin
Wilhelm Grillo Handelsgesellschaft mbH	GERMANY	Tin
Wilhelm Westmetall	GERMANY	Tin
Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA	Tin
Winter Metalle GmbH	GERMANY	Tin
WKK PCB trading Ltd	CHINA	Tin
Wolfram Bergbau und Hütten AG	AUSTRIA	Tin
Wonil Metal Co Ltd	KOREA, REPUBLIC OF	Tin
Wooshin Metal	KOREA, REPUBLIC OF	Tin
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	Tin
WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD	CHINA	Tin
WUJIANG CITY LUXE TIN FACTORY	CHINA	Tin
Wujiang City Luxu Tin Factory	CHINA	Tin
Wuxi Lantronic Electronic Co Ltd	CHINA	Tin
WUXI YUNXI SANYE SOLDER FACTORY	CHINA	Tin
Wynn xin	CHINA	Tin
Xia Yi Metal Industries (Shares) Co., Ltd.	CHINA	Tin
Xiamen Hongfa	CHINA	Tin
Xiamen Tungsten Co., Ltd	CHINA	Tin
Xianghualing Tin Industry Co., Ltd.	CHINA	Tin
Ximao Tin Co. LTD	CHINA	Tin
Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA	Tin
Xin Tongding	CHINA	Tin
XIN WANG copper smelter	CHINA	Tin
Xingrui Noble Metal Material Co., Ltd.	CHINA	Tin
Xingye Copper International Group Limited	CHINA	Tin
XINQIAN	CHINA	Tin
XiYue	CHINA	Tin
XURI	CHINA	Tin
Yaicang Nanancang Metal Material Co	CHINA	Tin
Yamamoto Precious Metal Co Ltd	JAPAN	Tin
Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA	Tin
YAO ZHANG ENTERPRISE CO., LTD.	CHINA	Tin
Ye Chiu Metal (Taicang) Co., Ltd	CHINA	Tin
Yichun Jin Yang Rare Metal Co., Ltd	CHINA	Tin
Yifeng Tin	CHINA	Tin
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	Tin
Yik Shing Tat Solder Manufacturer Ltd	CHINA	Tin
Yiquan Manufacturing	CHINA	Tin
Yokohama Metal Co Ltd	JAPAN	Tin
Yoo Chang Metal Inc.	KOREA, REPUBLIC OF	Tin
YTMM	CHINA	Tin
Yuanhao	CHINA	Tin
YUCHENG	CHINA	Tin
Yukenkougiyou	JAPAN	Tin
yun nan xi ye gufen youxian gongsi	CHINA	Tin
Yun Xiang	CHINA	Tin
Yun'an Dian'xi Tin Mine	CHINA	Tin
Yunan Tin company limited	TAIWAN	Tin
YUNAN TIN PRODUCTS MANUFACTURING CO.,LTD.OF YTCL	MALAYSIA	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Tin
Yunnan Chengo Electric Smelting Plant	CHINA	Tin
Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA	Tin
Yunnan Gejiu Jinye Minerals	CHINA	Tin
Yunnan Malipo Baiyi Mining Industry Co., Ltd.	CHINA	Tin
Yunnan Metallurgical Group Co., Ltd.	CHINA	Tin
Yunnan Tin Company Limited	CHINA	Tin
YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LTD	CHINA	Tin
YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	CHINA	Tin
Yunnan, China Rare Metal Materials Company	CHINA	Tin
YUNSIN	CHINA	Tin
Yuntinic Chemical GmbH	Germany	Tin
Yuntinic Resources Inc.	CHINA	Tin
YunXi	CHINA	Tin
YUNXIN colored electrolysis Company Limited	CHINA	Tin
Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA	Tin
Yutinic Reousrces	UNITED STATES	Tin
Zhangjiagang Tenlong Metal Produces CO.,LTD	CHINA	Tin
Zhangjiagang Yisheng	CHINA	Tin
Zhangzhou Macro Real Non-Ferrous Metals	CHINA	Tin
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA	Tin
Zhaojin Gold and Silver Refinery Limited	CHINA	Tin
ZHAOYUAN Gold Smelting Co., Ltd	CHINA	Tin
Zhejiang Asia-Welding Ltd.	CHINA	Tin
Zhejiang Hexing Electroplating Company	CHINA	Tin
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA	Tin
Zhejiang strong soldering materials co., LTD	GHANA	Tin
Zhen bo shi ye Co., LTD	CHINA	Tin
ZHENXIONG COPPER GROUP CO., LTD	CHINA	Tin
Zhongjin Gold Corporation Limited	CHINA	Tin
ZhongShi	GERMANY	Tin
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Tin
Zhuhai Horyison Solder Co.,Ltd	CHINA	Tin
Zhuhai Quanjia	CHINA	Tin
Zhuzhou Cemented Carbide Group Co Ltd	CHINA	Tin
ZHUZHOU SMELTER GROUP CO., LTD	CHINA	Tin
Zi Jin Copper	CHINA	Tin
Zijin Mining Group Co. Ltd.	CHINA	Tin
Zong Yang Industrial Co., Ltd.	TAIWAN	Tin
Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA	Tin
Zuhai Horyison Solder Co.,Ltd.	CHINA	Tin
A.L.M.T. Corp.	JAPAN	Tungsten
ABS Group	UNITED KINGDOM	Tungsten
ACL Metais Eireli	BRAZIL	Tungsten
AGR Matthey	AUSTRALIA	Tungsten
Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF	Tungsten
Air Products	UNITED STATES	Tungsten
Allied Material (A.L.M.T) Corp	JAPAN	Tungsten
Allied material Corp	TAIWAN	Tungsten
Alloys Imphy	FRANCE	Tungsten
Alluter Technology (Shenzhen) Co., Ltd	CHINA	Tungsten
Alpha Metals (Cookson)	UNITED STATES	Tungsten
Alta Group	UNITED STATES	Tungsten
Altlantic Metals	UNITED STATES	Tungsten
Asahi Pretec Corporation	JAPAN	Tungsten
Asia Tungsten Products Vietnam Ltd.	VIET NAM	Tungsten
ASSAB	CHINA	Tungsten
ATC(Asia Tungsten Product Co., Ltd)	VIET NAM	Tungsten
ATI Metalworking Products	UNITED STATES OF AMERICA	Tungsten
Atlantic Metals	UNITED STATES	Tungsten
AVX Corporation	UNITED STATES	Tungsten
Axis Material Limited	JAPAN	Tungsten
BAMSTC	CHINA	Tungsten
Beijing Zenith Materials	CHINA	Tungsten
Bruweiler Precise Sales Co.	UNITED STATES	Tungsten
Buffalo Tungsten	CHINA	Tungsten
Cabot Corporation	UNITED STATES	Tungsten
Canon-Muskegon Corp	UNITED STATES	Tungsten
Carbografite Equipamentos Industrials Ltda	BRAZIL	Tungsten
CB-Ceratizit CN	CHINA	Tungsten
CCR Refinery – Glencore Canada Corporation (Xstrata)	CANADA	Tungsten
Central Glass	JAPAN	Tungsten
Ceratizit S.A	LUXEMBOURG	Tungsten
ChangChun up-optech	CHINA	Tungsten
Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA	Tungsten
Chengdu Hongbo Industrial co,Ltd	CHINA	Tungsten
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Tungsten
Chenzhou,Chenzhou Mining Group	CHINA	Tungsten
China Alluter Technology (Shenzhen) Co.,Ltd.	CHINA	Tungsten
China Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tungsten
China Minmetals Non-ferrous Metals Holding Co., Ltd.	CHINA	Tungsten
China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHINA	Tungsten
Chongyi Zhangyuan Tungsten Co Ltd	CHINA	Tungsten
Chunbao Carbide Science & Technology Co., Ltd	TAIWAN	Tungsten
Conghua Tantalum and Niobium Smeltry	CHINA	Tungsten
COOKSON SEMPSA	SPAIN	Tungsten
CTS Industries	SINGAPORE	Tungsten
CWB Materials	UNITED STATES	Tungsten
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tungsten
Degutea	KOREA, REPUBLIC OF	Tungsten
Dongguan Guan Hua Photoelectric Materials Co. Ltd	CHINA	Tungsten
Eurotungstene	FRANCE	Tungsten
Evraz Stratcor, Inc.	CHINA	Tungsten
Exotech Inc.	UNITED STATES	Tungsten
FOMBELL	UNITED STATES	Tungsten
Fort Wayne Wire Die	UNITED STATES	Tungsten
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tungsten
Funsur,Minsur Mines,Funsur Smelter,Minsur S.A. Tin Metal	PERU	Tungsten
Ganxian Shirui New Material Co., Ltd.	CHINA	Tungsten
Ganzhou BESEEM Ferrotungsten Co. Ltd.	CHINA	Tungsten
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	Tungsten
Ganzhou Haichuang Tungsten Industry Co., Ltd.	China	Tungsten
Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tungsten
Ganzhou sinda W&Mo Co.,Ltd (Ganzhou Sea Dragon)	CHINA	Tungsten
GANZHOU TE JING TUNGSTEN CO,.LTD	CHINA	Tungsten
Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Tungsten
Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA	Tungsten
Gerard Daniel Worldw	UNITED STATES	Tungsten
Global Tungsten & Powders Corp.	UNITED STATES	Tungsten
Golden Egret Special Allloy Coop.	CHINA	Tungsten
Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA	Tungsten
H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tungsten
H.C. Starck Tungsten GmbH	GERMANY	Tungsten
Haynes International	UNITED STATES	Tungsten
HC Starck	RUSSIAN FEDERATION	Tungsten
HC Starck GmbH	GERMANY	Tungsten
Heraeus Group	UNITED STATES OF AMERICA	Tungsten
Heraeus Ltd Hong Kong	HONG KONG	Tungsten
Heyuan carbide co., LTD	CHINA	Tungsten
HITACHI METALS, LTD.,	JAPAN	Tungsten
HI-TEMP SPECIALTY METALS INCORPORATED	UNITED STATES	Tungsten
Hunan Chenzhou Mining Co., Ltd.	CHINA	Tungsten
Hunan Chuangda Metallurgy Group Co. Ltd.	CHINA	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA	Tungsten
Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Tungsten
Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA	Tungsten
Hydrometallurg, JSC	RUSSIAN FEDERATION	Tungsten
ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF	Tungsten
Ingichki Metals LLC	UZBEKISTAN	Tungsten
Izawa Metal Co., Ltd	JAPAN	Tungsten
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN	Tungsten
Japan New Metals Co Ltd	JAPAN	Tungsten
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China	Tungsten
Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	CHINA	Tungsten
Jiangxi Richsea New Materials Co., Ltd.	CHINA	Tungsten
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Tungsten
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tungsten
Jinzhou Xingye Smelt Duty Corp., Ltd.	CHINA	Tungsten
Jiujiang Tanbre	CHINA	Tungsten
Jiujiang Tantalum & Niobium Co., Ltd.	CHINA	Tungsten
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tungsten
Kanto Denka Kogyo Co., Ltd.	JAPAN	Tungsten
Kemet Blue Powder	UNITED STATES	Tungsten
Kennametal Fallon	UNITED STATES	Tungsten
Kennametal Huntsville	UNITED STATES	Tungsten
Kennametal Inc.	UNITED STATES	Tungsten
KYOCERA	JAPAN	Tungsten
KYORITSU GOKIN CO.,LTD.	JAPAN	Tungsten
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Tungsten
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA	Tungsten
Malipo Haiyu Tungsten Co., Ltd.	CHINA	Tungsten
Materion Advanced Metals	UNITED STATES	Tungsten
MCP Metal specialties, Inc. Fairfield, Connecticut, USA	UNITED STATES	Tungsten
Metal Management Aerospace	UNITED STATES	Tungsten
Metallo Chimique (Keeling & Walker)	BELGIUM	Tungsten
Micro 100	UNITED STATES	Tungsten
Midwest Tungsten Wire Co.	UNITED STATES	Tungsten
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tungsten
Minsur Mines	PERU	Tungsten
Mitsubishi Materials Corporation	JAPAN	Tungsten
Mitsui Mining & Smelting	JAPAN	Tungsten
Moliren Ltd	RUSSIAN FEDERATION	Tungsten
MSC (wei te)	INDONESIA	Tungsten
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Tungsten
Nanchang Cemented Carbide Limited Liability Company	CHINA	Tungsten
NANKANG NANSHAN TIN MANUFACTORY CO., LTD	CHINA	Tungsten
Niagara Refining LLC	UNITED STATES	Tungsten
Nihon Superior Co., Ltd.	JAPAN	Tungsten
NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA	Tungsten
Ningxia Orient Tantalum Industry Co., Ltd. (OTIC)	CHINA	Tungsten
North American Tungsten Corporation Ltd.	CANADA	Tungsten
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Tungsten
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tungsten
Ohio Precious Metals LLC. (United States Precious Metals)	UNITED STATES	Tungsten
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Tungsten
OMSA - Operaciones Metalúrgicas S.A.	BOLIVIA	Tungsten
PAMP SA	SWITZERLAND	Tungsten
PAN PACIFIC COPPER CO., LTD. (JX Nippon Mining & Metals Co., Ltd.)	JAPAN	Tungsten
Perth Mint (Western Australia Mint)	AUSTRALIA	Tungsten
Philippine Chuangin Industrial Co., Inc.	PHILIPPINES	Tungsten
Plansee Group	AUSTRIA	Tungsten
Plansee SE Reutte	GERMANY	Tungsten
PM Sales Inc.	UNITED STATES	Tungsten
Pobedit, JSC	RUSSIAN FEDERATION	Tungsten
Praxair Surface Technologies	UNITED STATES	Tungsten
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Tungsten
PT Aneka Tambang (Persero) Tbk	INDONESIA	Tungsten
PT Artha Cipta Langgeng	INDONESIA	Tungsten
PT Babel Inti Perkasa	INDONESIA	Tungsten
PT Bangka Putra Karya	INDONESIA	Tungsten
PT Bangka Tin Industry	INDONESIA	Tungsten
PT Belitung Industri Sejahtera	INDONESIA	Tungsten
PT BilliTin Makmur Lestari	INDONESIA	Tungsten
PT Bukit Timah	INDONESIA	Tungsten
PT DS Jaya Abadi	INDONESIA	Tungsten
PT Eunindo Usaha Mandiri	INDONESIA	Tungsten
PT Indra Eramulti Logam Imdustri	INDONESIA	Tungsten
PT Mitra Stania Prima	INDONESIA	Tungsten
PT Panca Mega Persada	INDONESIA	Tungsten
PT Pelat Timah Nusantara Tbk	INDONESIA	Tungsten
PT Prima Timah Utama	INDONESIA	Tungsten
PT Refined Banka Tin	INDONESIA	Tungsten
PT Supra Sukses Trinusa	INDONESIA	Tungsten
PT Tambang Timah	INDONESIA	Tungsten
PT Timah (Persero), Tbk	INDONESIA	Tungsten
PT Tinindo Inter Nusa	INDONESIA	Tungsten
PT Yinchendo Mining Industry	INDONESIA	Tungsten
Ram Sales	UNITED STATES	Tungsten
Richard Stenzhorn GmbH	GERMANY	Tungsten
Rohm & Haas R&H Europe Trading AP	GERMANY	Tungsten
Sabin Metal Corp.	UNITED STATES	Tungsten
Saganoseki Smelter & Refinery	JAPAN	Tungsten
Sandvik	UNITED STATES	Tungsten
Sandvik Material Technology	SWEDEN	Tungsten
Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Tungsten
ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES	Tungsten
Scrap Only	UNITED STATES OF AMERICA	Tungsten
Sendi (Japan): Kyocera Corporation	JAPAN	Tungsten
Sichuan Metals & Materials Imp & Exp Co	CHINA	Tungsten
Sincemat Co, Ltd	CHINA	Tungsten
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA	Tungsten
So Accurate Refining Group	UNITED STATES	Tungsten
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Tungsten
Solar Applied Materials Technology Corp.	TAIWAN	Tungsten
Sothern Carbide	UNITED STATES	Tungsten
South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Tungsten
Sumitomo Electric Industries	JAPAN	Tungsten
Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES	Tungsten
Sumitomo Metal Mining Co., Ltd.	CHINA	Tungsten
Sunaga Tungsten	JAPAN	Tungsten
Sylham	UNITED STATES	Tungsten
TaeguTec LTD.	KOREA, REPUBLIC OF	Tungsten
Taicang City Nancang Metal Meterial Co.,Ltd	CHINA	Tungsten
Taiyo Nippon Sanso Taiwan	KOREA, REPUBLIC OF	Tungsten
Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA	Tungsten
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN	Tungsten
Technic Inc	UNITED STATES	Tungsten
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Tungsten
Thailand Smelting & Refining Co., Ltd (Thaisarco)	THAILAND	Tungsten
The Refinery of Shandong Gold Mining Co. Ltd	CHINA	Tungsten
Tianshui ling bo technology co., Ltd	CHINA	Tungsten
Toshiba Material Co., Ltd	CHINA	Tungsten
Tosoh	JAPAN	Tungsten
Trannzact, Inc	UNITED STATES	Tungsten
Traxys	FRANCE	Tungsten
Triumph Northwest	UNITED STATES	Tungsten
TUNGALOY CORPORATION	JAPAN	Tungsten
ugitech	FRANCE	Tungsten
ULBA Metallurgical Plant JSC	KAZAKHSTAN	Tungsten
ULVAC, Inc.	JAPAN	Tungsten
Unecha Refractory metals plant	RUSSIAN FEDERATION	Tungsten
United Precious Metal Refining, Inc.	UNITED STATES	Tungsten
Univertical International (Suzhou) Co., Ltd	CHINA	Tungsten
Unknown	INDIA	Tungsten
Untracore Co., Ltd.	THAILAND	Tungsten
UYEMURA	UNITED STATES	Tungsten
Vietnam National Coal-Mineral Industries Holding Corporation Limited	VIET NAM	Tungsten
Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM	Tungsten
Voss Metals Company, Inc.	UNITED STATES	Tungsten
Weartech	UNITED KINGDOM	Tungsten
Well-Lin Enterprise Co Ltd	TAIWAN	Tungsten
Westfalenzinn J. Jost KG	GERMANY	Tungsten
White Solder Metalurgia e Mineracao Ltda.	PHILIPPINES	Tungsten
White Solder Metalurgia e Mineração Ltda.	BRAZIL	Tungsten
Williams Brewster	UNITED STATES	Tungsten
Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Wolfram Bergbau und Hutten AG	AUSTRIA	Tungsten
Wolfram Company CJSC	RUSSIAN FEDERATION	Tungsten
Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	Tungsten
Wort Wayne Wire Die	UNITED STATES	Tungsten
WUXI YUNXI SANYE SOLDER FACTORY	CHINA	Tungsten
Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA	Tungsten
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	Tungsten
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Tungsten
Xiamen Tungsten Co., Ltd.	CHINA	Tungsten
Xianglu Tungsten Industry Co., Ltd.	CHINA	Tungsten
XiHai	CHINA	Tungsten
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Tungsten
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Tungsten
XINYE DINGTAI electronic&accuracy technology company	CHINA	Tungsten
Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	Tungsten
Yuntinic Resources	UNITED STATES	Tungsten
Zhangyuan Tungsten Co Ltd	CHINA	Tungsten
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Tungsten
Zhuzhou Cemented Carbide Group Co Ltd	CHINA	Tungsten

Caution Concerning Forward-Looking Statements

Certain statements in this report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “expects,” “future,” “plans,” and “intends,” and similar expressions are used to identify these forward-looking statements.  Examples of forward-looking statements include statements relating to our future plans, and any other statement that does not directly relate to any historical or current fact.  Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate.  Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities).  These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict.  Actual outcomes and results may differ materially from these forward-looking statements.  As a result, these statements speak only as of the date they are made and we undertake no obligation to update or revise any forward-looking statement, except as required by federal securities laws.